UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM N-CSR

               CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                    MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811-6153
                                           --------
                                           Ranson Managed Portfolios
                                           -------------------------
                                           (Exact name of registrant as
                                            specified in charter)
Address of Registrant :                    1 Main Street North
                                           -------------------
                                           Minot, ND 58703
                                           ---------------
Name and address of agent for service :    Brenda Sem
                                           ----------
                                           1 Main Street North
                                           -------------------
                                           Minot, ND 58703
                                           ---------------

Registrant's telephone number, including area code: (701)852-5292
                                                    -------------
Date of fiscal year end: July 31, 2003
                         -------------
Date of reporting period: July 31, 2003
                          -------------

ITEM 1. REPORTS TO STOCKHOLDERS.


The KANSAS MUNICIPAL FUND
-------------------------
DEAR SHAREHOLDER:

Enclosed is the annual report of the operations for The Kansas Municipal Fund (the "Fund") for the year ended July 31, 2003. The Fund's portfolio and related financial statements are presented within for your review.

There continues to be a powerful tug-of-war between massive policy reflation and the lingering after-effects of the various shocks that have hit the economy during the past three years, beginning with the burst of the tech bubble, followed by 9/11, corporate scandals, two wars and a spike in energy prices. Yet, the economy suffered its mildest recession on record in 2000/2001. The economy's performance in the face of so many adverse events reflects the effects of powerful monetary and fiscal stimulus as well as the economy's underlying resilience.

There are few things one can be sure of regarding the economic and financial outlook. However, we are very confident that short-term rates will stay low for awhile. This underlines the Federal Reserve's determination to ensure a sustained expansion in the economy and to avert the threat of deflation.

By keeping interest rates low for an extended period, the Federal Reserve will force-feed the economy and financial system with liquidity. This is certain to create many distortions, bubbles, and excesses. The danger will be when the time comes to begin to re-normalize rates. It is hard to see how the Federal Reserve can do this without causing turmoil in the markets.

During the period the Fund utilized defensive positions designed to provide share price stability. U.S. Treasury futures were used to hedge a portion of the portfolio with the results being tempered share price as rates fell to forty-year lows in mid-June and stabilized share price as bonds plummeted in one of the worst sell-offs in bond market history through the end of July. The Federal Reserve is trying to encourage investors to buy long-term yields. Yet, they are targeting a stronger economy and increased inflation, two events that will ensure that longer-term rates purchased at current yields will become a losing proposition. Risk management is important in this market environment.

An important part of the Fund's strategy includes searching the primary and secondary markets for high quality double exempt issues. Portfolio quality for the year ended July 31, 2003, were represented as follows: AAA 59.6%, AA 18.2%, A 4.8%, BBB 9.4%, and NR 8.0%. High quality current income exempt from federal and Kansas income tax remain the primary objectives of the Fund.




Sincerely,



The Portfolio Management Team



TERMS & DEFINITIONS  JULY 31, 2003 (UNAUDITED)
----------------------------------------------


APPRECIATION
   Increase in value of an asset.

AVERAGE ANNUAL TOTAL RETURN
   A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis, assuming all distributions are reinvested.

COUPON RATE OR FACE RATE
   The rate of interest payable annually, based on the face amount of the bond; expressed as a percentage.

DEPRECIATION
   Decrease in value of an asset.

LEHMAN BROTHERS MUNICIPAL BOND INDEX
   An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

MARKET VALUE
   Actual (or estimated) price at which a bond trades in the market place.

MATURITY
   A measure of the term or life of a bond in years. When a bond "matures," the issuer repays the principal.

NET ASSET VALUE (NAV)
   The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial sales charge.

QUALITY RATINGS
   A designation assigned by independent rating companies to give a relative indication of a bond's credit worthiness. "AAA," "AA," "A," and "BBB" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D".

TOTAL RETURN
   Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.


PERFORMANCE & COMPOSITION
-------------------------
Portfolio Quality Ratings
-------------------------
(based on Total Long-Term Investments)
[pie chart]
AAA                   59.6%
AA                    18.2%
A                      4.8%
BBB                    9.4%
NR                     8.0%

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by Ranson Capital Corporation, the investment adviser.

Portfolio Market Sectors
------------------------
(as a % of Net Assets)
[pie chart]
H-Housing             23.7%
HC-Health Care        20.6%
U-Utilities           16.6%
O-Other                9.3%
G-Government           8.5%
W/S-Water/Sewer        7.6%
S-School               6.9%
T-Transportation       6.8%

<FN.
Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.
These percentages are subject to change.

                                  COMPARATIVE INDEX GRAPH
                                  -----------------------
[line graph]
Comparison of change in value of a $10,000 investment in The Kansas Municipal Fund and the Lehman Brothers Municipal Bond Index

                     Kansas Municipal             Kansas Municipal                Lehman Brothers
                  Fund w/o sales charge       Fund w/ max sales charge         Municipal Bond Index
                  ---------------------------------------------------------------------------------
11/15/90               $10,000                       $ 9,575                          $10,000
1991                   $10,524                       $10,077                          $10,724
1992                   $11,855                       $11,351                          $12,199
1993                   $13,050                       $12,495                          $13,276
1994                   $13,168                       $12,609                          $13,525
1995                   $13,988                       $13,394                          $14,591
1996                   $14,814                       $14,184                          $15,553
1997                   $15,933                       $15,256                          $17,150
1998                   $16,372                       $15,676                          $18,177
1999                   $16,936                       $16,216                          $18,700
2000                   $17,222                       $16,490                          $19,507
2001                   $18,622                       $17,831                          $21,475
2002                   $19,270                       $18,451                          $22,916
2003                   $19,127                       $18,314                          $23,740


                                         AVERAGE ANNUAL TOTAL RETURNS
                                        FOR PERIODS ENDING JULY 31, 2003
                                        --------------------------------
                                                                                        Since Inception
                                    1 year            5 year          10 year          (November 15, 1990)
-----------------------------------------------------------------------------------------------------------
Without sales charge                 (0.75%)            3.16%            3.90%                  5.23%
With sales charge (4.25%)            (4.96%)            2.27%            3.45%                  4.87%


PUTTING PERFORMANCE INTO PERSPECTIVE
Returns are historical and are not a guarantee of future results. The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in Kansas municipal bonds. Your Fund's total return for the periods shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.


                              KEY STATISTICS
                              --------------

07-31-2002 NAV (share value)                          $11.78
07-31-2003 NAV                                        $11.19
Average Maturity                                       18.6  years
Number of Issues                                       73
Total Net Assets                                      $88,850,417



MANAGEMENT OF THE FUND

   The Board of Ranson Managed Portfolios consists of four Trustees. These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the four series of Ranson Managed Portfolios, and the two series of The Integrity Funds. Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the "independent" Trustees. The remaining Trustee and executive officers are "interested" by virtue of their affiliation with the Investment Adviser and its affiliates.

   The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.


INDEPENDENT TRUSTEES

                                                                                           Number of             Other
                                                                                           Portfolios        Directorships
Name, Address        Position(s) Held       Term and       Principal Occupation(s)       Overseen In The      Held Outside
  and Age            with Registrant     Length Served     During Past 5 Years            Fund Complex *    The Fund Complex
-----------------------------------------------------------------------------------------------------------------------------
Lynn W. Aas              Trustee         Since January     Retired; Attorney; Director,         8                  None
904 NW 27th                                   1996          Integrity Mutual Funds,
Minot, ND 58703                                            Inc. (May 1988 to August
82                                                         1994), ND Insured Income
                                                           Fund, Inc. (December 1994
                                                           to August 1999), ND Tax-Free
                                                           Fund, Inc. (since December
                                                           1994), Montana Tax-Free Fund,
                                                           Inc. (since December 1994),
                                                           South Dakota Tax-Free Fund,
                                                           Inc. (since December 1994),
                                                           Integrity Fund of Funds, Inc.,
                                                           and Integrity Small-Cap Fund
                                                           of Funds, Inc. (since September
                                                           1998); Director, First Western
                                                           Bank & Trust.

Orlin W. Backes          Trustee         Since January     Attorney, McGee, Hankla, Backes     10             Director, First
15 2nd Ave.,                                 1996          & Dobrovolny, P.C.; Director,                      Western Bank &
SW - Ste. 305                                              ND Tax-Free Fund, Inc.                                  Trust
Minot, ND 58701                                            (since April 1995), ND Insured
68                                                         Income Fund, Inc. (March 1995
                                                           to August 1999), Montana Tax-
                                                           Free Fund, Inc. (since April
                                                           1995), South Dakota Tax-Free
                                                           Fund, Inc. (since April 1995),
                                                           Integrity Fund of Funds, Inc.
                                                           (since April 1995), Integrity
                                                           Small-Cap Fund of Funds, Inc.
                                                           (since September 1998); Director,
                                                           First Western Bank & Trust.

R. James Maxson          Trustee        Since January      Attorney, Maxson Law Office       10                      None
Town & Country                               1999          (since November 2002); Attorney,
Center, 1015 S.                                            McGee, Hankla, Backes & Dobrovolny,
Broadway Suite 15                                          P.C. (April 2000 to November
Minot, ND 58701                                            2002); Attorney, Farhart, Lian
55                                                         and Maxson, P.C. (March 1976 to
                                                           March 2000); Director,  ND Tax-
                                                           Free Fund, Inc. (since January
                                                           1999), Montana Tax-Free Fund,
                                                           Inc. (since January 1999), South
                                                           Dakota Tax-Free Fund, Inc.
                                                           (since January 1999), Integrity
                                                           Fund of Funds, Inc. (since
                                                           January 1999), and Integrity
                                                           Small-Cap Fund of Funds, Inc.
                                                           (since January 1999).
-------------------------------

   The Fund Complex consists of the four funds in the Integrity family of funds, the four series of Ranson Managed Portfolios, and the two series of The Integrity Funds.

   The Statement of Additional Information contains more information about the Fund's Trustees and is available without charge upon request by calling Ranson Capital Corporation at (800) 276-1262.



   The Interested Trustee and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and executive officer, and other directorships, if any, held outside the Fund Complex, are shown below.


INTERESTED TRUSTEE AND EXECUTIVE OFFICERS

                                                                                           Number of             Other
                                                                                           Portfolios        Directorships
Name, Address        Position(s) Held       Term and       Principal Occupation(s)       Overseen In The      Held Outside
  and Age            with Registrant     Length Served     During Past 5 Years            Fund Complex *    The Fund Complex
-----------------------------------------------------------------------------------------------------------------------------
**Peter A. Quist      Vice President     Since January      Attorney; Director and Vice         4               Director, ARM
1 North Main          and Secretary         1996            President, Integrity Mutual                          Securities
Minot, ND 58703                                             Funds, Inc.; Director, Vice                          Corporation
69                                                          President and Secretary, ND
                                                            Money Management, Inc., ND
                                                            Capital, Inc., ND Resources,
                                                            Inc., ND Tax-Free Fund, Inc.,
                                                            ND Insured Income Fund, Inc.
                                                            (November 1990 to August 1999),
                                                            Montana Tax-Free Fund, Inc.,
                                                            South Dakota Tax-Free Fund,
                                                            Inc. (since April 1995),
                                                            Integrity Fund of Funds, Inc.,
                                                            Integrity Small-Cap Fund of
                                                            Funds, Inc. (since September
                                                            1998), The Ranson Company,
                                                            Inc. (January 1996 to February
                                                            1997), Ranson Capital
                                                            Corporation (since January 1996);
                                                            Director, ARM Securities
                                                            Corporation (since May 2000).

**Robert E. Walstad  Trustee, Chairman,  Since January      Director (since September 1987),    10             Director, ARM
1 North Main         President, and          1996           President (September 1987 to                         Securities
Minot, ND 58703      Treasurer                              October 2001) (since September                      Corporation;
58                                                          2002), Integrity Mutual Funds,                    Director, Magic
                                                            Inc.; Director, President and                         Internet
                                                            Treasurer, ND Money Management,                       Services,
                                                            Inc., ND Capital, Inc., ND                        Inc.; Director,
                                                            Resources, Inc., ND Tax-Free                           Capital
                                                            Fund, Inc., ND Insured Income                         Financial
                                                            Fund, Inc. (November 1990 to                       Services, Inc.
                                                            August 1999), Montana Tax-Free
                                                            Fund, Inc., South Dakota Tax-
                                                            Free Fund, Inc., Integrity Fund
                                                            of Funds, Inc., and Integrity
                                                            Small-Cap Fund of Funds, Inc.;
                                                            Trustee, Chairman, President,
                                                            and Treasurer, Ranson Managed
                                                            Portfolios; Director, President,
                                                            CEO, and Treasurer, The Ranson
                                                            Company, Inc. (January 1996 to
                                                            February 1997), and Ranson
                                                            Capital Corporation; Director
                                                            (since October 1999), President
                                                            (October 1999 to October 2001),
                                                            Magic Internet Services, Inc.;
                                                            Director (since May 2000),
                                                            President (May 2000 to October
                                                            2001) (since September 2002),
                                                            ARM Securities Corporation;
                                                            Director, CEO, Chairman (since
                                                            January 2002), President (since
                                                            September 2002), Capital Financial
                                                            Services, Inc.; Trustee, The
                                                            Integrity Funds.
----------------------------

* The Fund Complex consists of the four funds in the Integrity family of funds, the four series of Ranson Managed Portfolios, and the two series of The Integrity Funds.

** Trustees and/or executive officers who are "interested persons" of the Funds as defined in the Investment Company Act of 1940. Messrs. Quist and Walstad are interested persons by virtue of being officers and directors of the Fund's Investment Adviser and Principal Underwriter.

The Statement of Additional Information contains more information about the Fund's Trustees and is available without charge upon request by calling Ranson Capital Corporation at (800) 276-1262.


INDEPENDENT TRUSTEES

  [PHOTO]               [PHOTO]                   [PHOTO]
Lynn W. Aas         Orlin W. Backes           R. James Maxson



INTERESTED TRUSTEE AND EXECUTIVE OFFICERS

   [PHOTO]                      [PHOTO]
Peter A. Quist             Robert E. Walstad



SCHEDULE OF INVESTMENTS JULY 31, 2003
-------------------------------------

NAME OF ISSUER                                                  Rating
Percentages represent the market value of each                (Unaudited)  Coupon                    Principal       Market
investment category to total net assets                       Moody's/S&P   Rate     Maturity         Amount          Value
-----------------------------------------------------------------------------------------------------------------------------
KANSAS MUNICIPAL BONDS (94.6%)
*Burlington, KS (Gas & Elec.) Rev. Ref. MBIA.................   Aaa/AAA     7.000%   06/01/31     $  4,915,000   $  5,111,600
Butler Cty., KS Public Bldg. MBIA............................   Aaa/NR      5.550    10/01/21          300,000        312,996
Coffeyville, KS Pub. Bldg.
(Coffeyville Medl. Center) Rev. AMBAC........................   Aaa/AAA     5.000    08/01/22          250,000        246,680
Dodge, KS School District #443 FGIC..........................   Aaa/NR      5.000    09/01/11        1,000,000      1,078,410
Douglas Cty., KS (Cottonwood Inc. Project) Indl. Rev. .......    NR/NR      6.400    07/01/10          375,000        393,881
*Douglas Cty., KS USD #497 (Lawrence) G.O. ..................  Aa-3/NR      6.000    09/01/15        1,000,000      1,006,380
Johnson Cty., KS Single Family Mrtge. Rev. ..................    Aa/NR      7.100    05/01/12          325,000        334,831
Johnson Cty., KS USD #229 (Blue Valley) G.O. ................  Aa-1/AA      5.000    10/01/18        2,600,000      2,641,080
Kansas City, KS Mrtge. Rev. GNMA.............................   Aaa/NR      5.900    11/01/27          915,000        919,502
*Kansas City, KS Util. Syst. Ref. & Impvt. AMBAC.............   Aaa/AAA     6.300    09/01/16          580,000        583,045
*Kansas City, KS Util. Syst. Ref. & Impvt. FGIC..............   Aaa/AAA     6.375    09/01/23        1,525,000      1,650,126
*Kansas City, KS Util. Syst. Ref. & Impvt. FGIC..............   Aaa/AAA     6.375    09/01/23        5,830,000      6,282,991
Kansas City/Leavenworth Cty./Lenexa, KS Mrtge. Rev. GNMA.....    NR/AAA     7.850    11/01/10           85,000         85,425
*KS Devl. Finance Auth. (Dept.
Admin. 7th & Harrison PJ) AMBAC..............................   Aaa/AAA     5.750    12/01/27        2,250,000      2,604,713
KS Devl. Finance Auth. (Dept. of Admin. Capitol
Restoration) Lease Rev. FSA..................................   Aaa/AAA     5.375    10/01/20          370,000        383,265
KS Devl. Finance Auth. (Indian Ridge Apts.) .................    NR/NR      6.000    01/01/28        1,060,000      1,041,100
KS Devl. Finance Auth. (Juvenile Justice) Rev. MBIA..........   Aaa/AAA     5.250    05/01/13          570,000        609,284
#KS Devl. Finance Auth. (Martin Creek Place) Rev. FHA........    Aa/NR      6.600    08/01/34        1,900,000      1,919,000
KS Devl. Finance Auth. (Martin Creek Place) Rev. FHA.........    Aa/NR      6.500    08/01/24          750,000        756,855
KS Devl. Finance Auth. (Oak Ridge Park Apt.) ................    NR/NR      6.500    02/01/18        1,825,000      1,855,843
KS Devl. Finance Auth. (Oak Ridge Park Apt.) ................    NR/NR      6.625    08/01/29        1,875,000      1,818,206
*KS Devl. Finance Auth. (Park Apts.) Multifamily Hsg. Rev....    NR/AAA     6.000    12/01/21        1,975,000      2,034,053
KS Devl. Finance Auth. (Sec. 8) Rev. Ref. MBIA...............   Aaa/AAA     6.400    01/01/24          555,000        556,315
KS Devl. Finance Auth. (Sisters of Charity) Hlth. Rev. ......    Aa/AA      6.125    12/01/20        1,000,000      1,044,420
KS Devl. Finance Auth. (Stormont Vail)
Hlth. Care Rev. MBIA.........................................   Aaa/AAA     5.800    11/15/21          430,000        456,445
KS Devl. Finance Auth. (Stormont Vail)
Hlth. Care Rev. MBIA.........................................   Aaa/AAA     5.375    11/15/24        1,500,000      1,516,335
KS Devl. Finance Auth. (Stormont Vail)
Hlth. Care Rev. MBIA.........................................   Aaa/AAA     5.800    11/15/16          455,000        493,989
KS Devl. Finance Auth. (Water Fund) Rev. ....................  Aa-1/AA+     6.000    11/01/14          500,000        517,745
KS Devl. Finance Auth. (Water Pollution Control) ............  Aa-1/AA+     5.000    11/01/23        1,000,000        999,980
KS Devl. Finance Auth. (Water Pollution Control) Rev. .......  Aa-1/AA+     5.250    05/01/11        2,000,000      2,205,260
KS Devl. Finance Auth. (Water Pollution Control) Rev. .......  Aa-1/AA+     5.250    11/01/22        1,000,000      1,021,560
KS Turnpike Auth. Rev. AMBAC.................................   Aaa/AAA     2.000    09/01/03        1,820,000      1,823,822
KS Turnpike Auth. Rev. AMBAC.................................   Aaa/AAA     4.000    09/01/15          500,000        480,245
KS Turnpike Auth. Rev. AMBAC.................................   Aaa/AAA     4.000    09/01/16          500,000        474,445
KS Turnpike Auth. Rev. AMBAC.................................   Aaa/AAA     4.000    09/01/17        1,000,000        941,480
KS Turnpike Auth. Rev. FSA...................................   Aaa/AAA     5.000    09/01/24          530,000        528,553
KS Turnpike Auth. Rev. FSA...................................   Aaa/AAA     5.000    09/01/25          750,000        747,157
Lawrence, KS (Memorial Hospital) Rev. ....................... Baa-1/NR      6.000    07/01/09        2,000,000      2,059,600
Lawrence, KS (Memorial Hospital) Rev. ....................... Baa-1/NR      6.200    07/01/14        1,200,000      1,167,564
Lawrence, KS (Memorial Hospital) Rev. ....................... Baa-1/NR      6.200    07/01/19        1,475,000      1,418,847
Lawrence, KS (Memorial Hospital) Rev. ASGUA..................    NR/AA      5.750    07/01/24        1,000,000        999,400
Lawrence, KS (Unlimited Tax) Refunding G.O. .................    Aa/NR      5.375    09/01/20          500,000        517,595
Newton, KS (Newton) Hosp. Rev. ..............................    NR/BBB-    5.700    11/15/18        1,000,000        971,910
Newton, KS (Newton) Hosp. Rev. ACA...........................    NR/A       5.750    11/15/24          500,000        488,055
Olathe, KS (Luth. Gd. Sam.) Ref. AMBAC.......................   Aaa/AAA     6.000    05/01/19          900,000        956,745
Olathe, KS (Medl. Ctr.) Hlth. Facs. Rev. ....................   Aaa/AAA     5.500    09/01/25          235,000        237,141
Olathe, KS (Medl. Ctr.) Hlth. Facs. Rev. AMBAC...............   Aaa/AAA     5.500    09/01/30          500,000        509,545
Olathe, KS Multifamily Hsg. (Bristol Pointe)
Rev. Ref. FNMA...............................................    NR/AAA     5.700    11/01/27        2,210,000      2,221,116
Pratt, KS Elec. Util. Syst. Rev. Ref. & Impvt. AMBAC.........   Aaa/AAA     6.600    11/01/07        1,000,000      1,159,750
Republic Cty., KS Sales Tax FGIC.............................   Aaa/NR      5.000    06/01/15          260,000        271,053
Republic Cty., KS Sales Tax FGIC.............................   Aaa/NR      5.000    06/01/16          275,000        284,578
Republic Cty., KS Sales Tax FGIC.............................   Aaa/NR      5.000    06/01/17          290,000        293,451
Scott Cty, KS USD #466 FGIC..................................   Aaa/AAA     5.250    09/01/17          900,000        932,022
Sedgwick Cty., KS (Catholic Care Center, Inc.)
Hlth. Care Rev. .............................................    NR/A       5.800    11/15/26        1,000,000        990,640
Topeka Public Bldg. Comm. (10th & Jackson Prj.) MBIA.........   Aaa/AAA     5.625    06/01/26        1,435,000      1,500,823
Topeka Public Bldg. Comm. (10th & Jackson Prj.) MBIA.........   Aaa/AAA     5.625    06/01/31        1,200,000      1,248,024
University of Kansas Hosp. Auth. AMBAC.......................   Aaa/AAA     5.700    09/01/20          830,000        852,427
University of Kansas Hosp. Auth. AMBAC.......................   Aaa/AAA     5.550    09/01/26        1,355,000      1,384,132
Washburn University, KS Rev. AMBAC...........................   Aaa/NR      4.300    07/01/23          500,000        465,840
Wichita, KS (Via Christi Health System) Rev. ................    NR/A+      6.250    11/15/24        1,500,000      1,557,735
Wichita, KS (Via Christi Health System) Rev. ................    NR/A+      5.625    11/15/31        1,000,000        989,820
Wichita, KS Airport Auth. Facs. Rev. Ref. ASGUA..............    NR/AA      7.000    03/01/05          200,000        202,000
Wichita, KS G.O. (Series 772) ...............................    Aa/AA      4.500    09/01/17          815,000        802,775
Wichita, KS G.O. (Series 772) ...............................    Aa/AA      4.500    09/01/18        1,375,000      1,352,079
Wichita, KS Multifamily Hsg. (Brentwood Apts.) Rev. .........    NR/BBB     5.850    12/01/25        1,000,000        992,910
Wichita, KS Multifamily Hsg. (Broadmoor Chelsea) Rev. FNMA...    NR/AAA     5.650    07/01/16          990,000      1,003,840
#Wichita, KS Multifamily Hsg.
(Broadmoor Chelsea) Rev. FNMA................................    NR/AAA     5.700    07/01/22        2,000,000      1,998,320
Wichita, KS Multifamily Hsg.
(Innes Station Apt. 5) Rev. .................................    NR/NR      6.250    03/01/28        1,750,000      1,602,265
Wichita, KS Multifamily Hsg. (Northpark II-A) Rev. GNMA......   Aaa/NR      6.125    08/20/28        1,900,000      1,902,679
Wichita, KS Public Building Commission
(State Office Prj.) Rev. AMBAC...............................   Aaa/AAA     4.000    10/01/14        1,000,000        977,260
Wichita, KS Public Building Commission Rev. .................     A/AA      5.500    08/01/14          215,000        215,000
Wichita, KS Water & Sewer Util. Rev. FGIC....................   Aaa/AAA     5.250    10/01/18        1,465,000      1,533,152
Wichita, KS Water & Sewer Util. Rev. FGIC....................   Aaa/AAA     5.000    10/01/28          500,000        497,740
                                                                                                                 ------------
TOTAL KANSAS MUNICIPAL BONDS (COST: $83,007,221) ............................................................... $ 84,034,850
                                                                                                                 ------------
SHORT-TERM SECURITIES (3.9%)
  Wells Fargo National Tax-Free Money Market.................................................................... $  3,132,500
  Goldman Sachs Financial Square Money Market...................................................................      299,013
                                                                                                                 ------------
TOTAL SHORT-TERM SECURITIES (COST: $3,431,513) ................................................................. $  3,431,513
                                                                                                                 ------------

TOTAL INVESTMENTS IN SECURITIES (COST: $86,438,734) ............................................................ $ 87,466,363
OTHER ASSETS LESS LIABILITIES...................................................................................    1,384,054
                                                                                                                 ------------

NET ASSETS...................................................................................................... $ 88,850,417
                                                                                                                 ============

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

Footnote: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.

The accompanying notes are an integral part of these financial statements.


FINANCIAL STATEMENTS JULY 31, 2003
------------------------------------

Statement of Assets and Liabilities July 31, 2003
-------------------------------------------------
ASSETS
     Investment in securities, at value (cost: $86,438,734) ...........  $ 87,466,363
     Accrued interest receivable.......................................     1,318,003
     Accrued dividends receivable......................................         2,859
     Cash..............................................................       426,772
     Prepaid expenses..................................................        14,259
     Receivable for fund shares sold...................................         1,256
                                                                       --------------
        Total Assets...................................................  $ 89,229,512
                                                                       --------------
LIABILITIES
     Dividends payable.................................................  $    301,414
     Accrued expenses..................................................        75,581
     Payable for fund shares redeemed..................................         2,100
                                                                       --------------
        Total Liabilities..............................................  $    379,095
                                                                       --------------

NET ASSETS.............................................................  $ 88,850,417
                                                                       ==============

NET ASSETS ARE REPRESENTED BY:
     Paid-in capital...................................................  $ 96,229,849
     Accumulated undistributed net realized gain
     (loss) on investments.............................................    (8,407,061)
     Unrealized appreciation on investments............................     1,027,629
                                                                       --------------
          Total amount representing net assets applicable to
          7,941,182 outstanding shares of no par common
          stock (unlimited shares authorized) .........................  $ 88,850,417
                                                                       --------------
Net asset value per share..............................................  $      11.19
                                                                       ==============

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
For the year ended July 31, 2002
--------------------------------
NVESTMENT INCOME
     Interest..........................................................  $  4,980,145
     Dividends.........................................................        31,920
                                                                       --------------
         Total Investment Income ......................................  $  5,012,065
                                                                       --------------
EXPENSES
     Investment advisory fees..........................................  $    469,450
     Service fees......................................................       234,725
     Transfer agent fees...............................................       100,141
     Accounting service fees...........................................        66,050
     Custodian fees....................................................        16,665
     Transfer agent out-of-pockets.....................................        15,087
     Professional fees.................................................         9,100
     Trustees fees.....................................................         7,545
     Insurance expense.................................................        13,520
     Reports to shareholders...........................................         7,150
     Registration and filing fees......................................         5,000
                                                                       --------------
         Total Expenses................................................  $    944,433
      Less expenses waived or absorbed
      by the Fund's manager............................................       (52,479)
                                                                       --------------
         Total Net Expenses............................................  $    891,954
                                                                       --------------
NET INVESTMENT INCOME..................................................  $  4,120,111
                                                                       --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions...........................................  $   (207,385)
     Futures transactions..............................................    (1,761,576)
     Net change in unrealized appreciation (depreciation) of:
     Investments.......................................................    (2,837,348)
                                                                       --------------
          Net Realized And Unrealized Gain (Loss) On
          Investments And Futures......................................  $ (4,806,309)
                                                                       --------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS..............................................  $   (686,198)
                                                                       ==============

The accompanying notes are an integral part of these financial statements.



FINANCIAL STATEMENTS JULY 31, 2003
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the year ended July 31, 2003 and the year ended July 31, 2002
-----------------------------------------------------------------
                                                                                  For The                 For The
                                                                                Year Ended              Year Ended
                                                                               July 31, 2003           July 31, 2002
                                                                              ---------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
     Net investment income....................................................  $   4,120,111           $   4,837,040
     Net realized gain (loss) on investment and futures transactions..........     (1,968,961)             (1,446,244)
     Net change in unrealized appreciation (depreciation) on
     investments and futures .................................................     (2,837,348)                237,016
                                                                              ---------------------------------------
        Net Increase (Decrease) in Net Assets Resulting From Operations.......  $    (686,198)          $   3,627,812
                                                                              ---------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income ($.51 and $.55 per share,
     respectively) ...........................................................  $  (4,119,390)          $  (4,836,558)
     Distributions from net realized gain on investment and
     futures transactions ($.00 and $.00 per share, respectively) ............              0                       0
                                                                              ---------------------------------------
         Total Dividends and Distributions....................................  $  (4,119,390)          $  (4,836,558)
                                                                              ---------------------------------------
CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of shares.............................................  $   5,132,298           $   6,265,327
     Proceeds from reinvested dividends.......................................      2,616,300               3,048,915
     Cost of shares redeemed..................................................    (13,084,279)            (12,919,707)
                                                                              ---------------------------------------
          Net Increase (Decrease) in Net Assets Resulting
          From Capital Share Transactions.....................................  $  (5,335,681)          $  (3,605,465)
                                                                              ---------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.......................................  $ (10,141,269)          $  (4,814,211)

NET ASSETS, BEGINNING OF PERIOD...............................................     98,991,686             103,805,897
                                                                              ---------------------------------------
NET ASSETS, END OF PERIOD.....................................................  $  88,850,417          $   98,991,686
                                                                              ========================================

The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS   JULY 31, 2003

NOTE 1.   ORGANIZATION
          BUSINESS OPERATIONS - The Kansas Municipal Fund (the "Fund") is an investment portfolio of Ranson Managed Portfolios (the "Trust") registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently four portfolios are offered. Ranson Managed Portfolios is an unincorporated business trust organized under Massachusetts law on August 10, 1990. The Fund had no operations from that date to November 15, 1990, other than matters relating to organization and registration. On November 15, 1990, the Fund commenced its Public Offering of capital shares. The investment objective of the Fund is to provide its shareholders with as high a level of current income exempt from both federal and Kansas income tax as is consistent with preservation of capital. The Fund will seek to achieve this objective by investing primarily in a portfolio of Kansas municipal securities. Shares of the Fund are offered at net asset value plus a maximum sales charge of 4.25% of the offering price.

NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          INVESTMENT SECURITY VALUATION - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by Ranson Capital Corporation ("Ranson"). The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

          The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

          FEDERAL AND STATE INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. Of the ordinary income distributions declared for the year ended July 31, 2003, 100% were exempt from federal income taxes.

          The Fund has unexpired capital loss carryforwards for tax purposes as of July 31, 2003 totaling $8,407,952, which may be used to offset capital gains. The capital loss carryforward amounts will expire in each of the years ended July 31 as shown in the table below.

                         Year            Unexpired Capital Losses
                         ----            ------------------------
                         2004                           0
                         2005                   2,222,213
                         2006                   1,671,432
                         2007                           0
                         2008                     531,392
                         2009                     568,023
                         2010                   1,444,860
                         2011                   1,970,032

          DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income, declared daily and paid monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed at least annually.

          PREMIUMS AND DISCOUNTS - Premiums and discounts on municipal securities are amortized for financial reporting purposes. On August 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide - Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized. Prior to August 1, 2001, the Fund recognized market discount at time of disposition as gain or loss. Upon adoption, the Fund adjusted the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The effect of this cumulative adjustment was $3,338 for the Fund. The Financial Highlights for prior periods have not been restated to reflect this change in presentation. This change had no effect on the Fund's net assets or total return.

          OTHER - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date.
          Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

          Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

          FUTURES CONTRACTS - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

          A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as a realized gain
          (loss) for Federal income tax purposes.

          Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

          Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

          USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3.   CAPITAL SHARE TRANSACTIONS
          As of July 31, 2003, there were unlimited shares of no par authorized; 7,941,182 and 8,403,584 shares were outstanding at July 31, 2003 and July 31, 2002, respectively.

          Transactions in capital shares were as follows:


                                                               Shares
                                                               ------
                                                     For The             For The
                                                   Year Ended          Year Ended
                                                  July 31, 2003       July 31, 2002
                                                 ----------------------------------
Shares sold......................................    443,873              523,680
Shares issued on reinvestment of dividends.......    226,702              254,950
Shares redeemed.................................. (1,132,977)          (1,085,610)
                                                 ----------------------------------
Net increase (decrease) .........................   (462,402)            (306,980)
                                                 ==================================

NOTE 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES Ranson Capital Corporation, the Fund's investment adviser and underwriter; Integrity Fund Services, Inc., the Fund's transfer and accounting services agent; and ND Capital, Inc., the Fund's agent for the purchase of certain investment securities; are subsidiaries of Integrity Mutual Funds, Inc., the Fund's sponsor.

          The Fund has engaged Ranson Capital Corporation to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.50% of the Fund's average daily net assets. The Fund has recognized $469,450 of investment advisory fees for the year ended July 31, 2003. The Fund has a payable to Ranson Capital Corporation of $37,640 at July 31, 2003, for investment advisory fees. Certain officers and trustees of the Fund are also officers and directors of the investment adviser.

          The Fund pays an annual service fee to Ranson Capital Corporation (Ranson), its principal underwriter, for certain expenses incurred by Ranson in connection with the distribution of the Fund's shares. The annual fee paid to Ranson is calculated daily and paid monthly by the Fund at the annual rate of 0.25% of the average daily net assets of the Fund. The Fund has recognized $182,246 of service fee expenses after partial waiver for the year ended July 31, 2003. The Fund has a payable to Ranson of $14,017 at July 31, 2003, for service fees.

          Integrity Fund Services, Inc. (the transfer agent) provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $100,141 of transfer agency fees and expenses for the year ended July 31, 2003. The Fund has a payable to Integrity Fund Services, Inc. of $8,186 at July 31, 2003, for transfer agency fees. Integrity Fund Services, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $66,050 of accounting service fees for the year ended July 31, 2003. The Fund has a payable to Integrity Fund Services, Inc. of $5,428 at July 31, 2003, for accounting service fees.

NOTE 5.   INVESTMENT SECURITY TRANSACTIONS
          The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) aggregated $21,454,262 and $30,264,371, respectively, for the year ended July 31, 2003.

NOTE 6.   INVESTMENT IN SECURITIES
          At July 31, 2003, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $86,438,734. The net unrealized appreciation of investments based on the cost was $1,027,629, which is comprised of $2,058,622 aggregate gross unrealized appreciation and $1,030,993 aggregate gross unrealized depreciation.


FINANCIAL HIGHLIGHTS
--------------------
Selected per share data and ratios for the period indicated

                                               For The          For The          For The          For The          For The
                                             Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                                           July 31, 2003    July 31, 2002    July 31, 2001    July 31, 2000    July 30, 1999
                                           ----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......  $  11.78         $  11.92         $  11.58         $  11.98         $  12.15
                                           ----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income..................  $    .51         $    .55         $    .58         $    .59         $   .58
    Net realized and unrealized gain
   (loss) on investment and futures
    transactions...........................      (.59)            (.14)             .34             (.40)           (.17)
                                           ----------------------------------------------------------------------------------
        Total Income (Loss) From
        Investment Operations..............  $   (.08)        $    .41         $    .92         $    .19         $   .41
                                           ----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
     Dividends from net investment income..  $   (.51)        $   (.55)        $   (.58)        $   (.59)        $  (.58)
     Distributions from net capital
     gains.................................       .00              .00              .00              .00             .00
                                           ----------------------------------------------------------------------------------
        Total Distributions................  $   (.51)        $   (.55)        $   (.58)        $   (.59)        $  (.58)
                                           ----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.............  $  11.19         $  11.78         $  11.92         $  11.58         $ 11.98
                                           ==================================================================================
TOTAL RETURN...............................     (0.75%)(A)        3.48%(A)         8.13%(A)         1.69%(A)        3.44%(A)


RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period
     (in thousands) .......................  $  88,850        $  98,992        $ 103,806        $ 103,555        $ 115,882
     Ratio of net expenses (after
     expense assumption) to
     average net assets....................      0.95%(B)         0.95%(B)         0.95%(B)         0.95%(B)       0.95%(B)
     Ratio of net investment
     income to average net assets..........      4.39%            4.61%            4.94%            5.07%          4.80%
     Portfolio turnover rate...............     23.78%            5.74%           10.28%            8.21%         13.54%

(A)  Excludes maximum sales charge of 4.25%.
(B) During the periods indicated above, Integrity Mutual Funds, Inc. or Ranson Capital Corporation assumed/waived expenses of $52,479, $22,656, $37,939, $38,581, and $23,429, respectively. If the expenses had not been assumed/ waived, the annualized ratios of total expenses to average net assets would have been 1.01%, 0.97%, 0.99%, 0.99%, and 0.97%, respectively.

The accompanying notes are an integral part of these financial statements.


                               TAX INFORMATION
                               ---------------
FOR THE YEAR ENDED JULY 31, 2003 (UNAUDITED)

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the Fund were earned from the following sources:


DIVIDENDS AND DISTRIBUTIONS PER SHARE
-------------------------------------

To Shareholders                                   From Net               From Net Realized           From Net Realized
of Record                Payment Date         Investment Income          Short-Term Gains            Long-Term Gains
-----------------------------------------------------------------------------------------------------------------------
August 29, 2002         August 30, 2002           $  .046004                    -                          -
September 27, 2002      September 30, 2002           .044531                    -                          -
October 30, 2002        October 31, 2002             .042750                    -                          -
November 28, 2002       November 29, 2002            .040982                    -                          -
December 30, 2002       December 31, 2002            .043998                    -                          -
January 30, 2003        January 31, 2003             .043085                    -                          -
February 27, 2003       February 28, 2003            .042282                    -                          -
March 28, 2003          March 31, 2003               .042399                    -                          -
April 29, 2003          April 30, 2003               .041619                    -                          -
May 29, 2003            May 30, 2003                 .040954                    -                          -
June 27, 2003           June 30, 2003                .038776                    -                          -
July 30, 2003           July 31, 2003                .037862                    -                          -

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS.


                    INDEPENDENT AUDITOR'S REPORT
                    ----------------------------

To the Shareholders and Board of Trustees of The Kansas Municipal Fund


We have audited the accompanying statement of assets and liabilities of The Kansas Municipal Fund (one of the portfolios constituting the Ranson Managed Portfolios), including the schedule of investments as of July 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Kansas Municipal Fund of the Ranson Managed Portfolios as of July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota USA
September 5, 2003




THE KANSAS INSURED INTERMEDIATE FUND
------------------------------------
Dear Shareholder:
-----------------

Enclosed is the annual report of the operations for The Kansas Insured Intermediate Fund (the "Fund") for the year ended July 31, 2003. The Fund's portfolio and related financial statements are presented within for your review.

There continues to be a powerful tug-of-war between massive policy reflation and the lingering after-effects of the various shocks that have hit the economy during the past three years, beginning with the burst of the tech bubble, followed by 9/11, corporate scandals, two wars, and a spike in energy prices. Yet, the economy suffered its mildest recession on record in 2000/ 2001. The economy's performance in the face of so many adverse events reflects the effects of powerful monetary and fiscal stimulus as well as the economy's underlying resilience.

There are few things one can be sure of regarding the economic and financial outlook. However, we are very confident that short-term rates will stay low for awhile. This underlines the Federal Reserve's determination to ensure a sustained expansion in the economy and to avert the threat of deflation.

By keeping interest rates low for an extended period, the Federal Reserve will force-feed the economy and financial system with liquidity. This is certain to create many distortions, bubbles, and excesses. The danger will be when the time comes to begin to re-normalize rates. It is hard to see how the Federal Reserve can do this without causing turmoil in the markets.

During the period the Fund utilized defensive positions designed to provide share price stability. U.S. Treasury futures were used to hedge a portion of the portfolio with the results being tempered share price as rates fell to forty-year lows in mid-June and stabilized share price as bonds plummeted in one of the worst sell-offs in bond market history through the end of July. The Federal Reserve is trying to encourage investors to buy long-term yields. Yet, they are targeting a stronger economy and increased inflation, two events that will ensure that longer-term rates purchased at current yields will become a losing proposition. Risk management is important in this market environment.

An important part of the Fund's strategy includes searching the primary and secondary markets for high quality double exempt issues.
Diversification remains an important strategy of the Fund as reflected in the 40 issues in the portfolio. Income exempt from Federal and Kansas income taxes with preservation of capital remain the primary objectives of the Fund.




Sincerely,



The Portfolio Management Team



TERMS & DEFINITIONS  JULY 31, 2003 (UNAUDITED)
----------------------------------------------


APPRECIATION
   Increase in value of an asset.

AVERAGE ANNUAL TOTAL RETURN
   A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis, assuming all distributions are reinvested.

COUPON RATE OR FACE RATE
   The rate of interest payable annually, based on the face amount of the bond; expressed as a percentage.

DEPRECIATION
   Decrease in value of an asset.

LEHMAN BROTHERS MUNICIPAL BOND INDEX
   An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

MARKET VALUE
   Actual (or estimated) price at which a bond trades in the market place.

MATURITY
   A measure of the term or life of a bond in years. When a bond "matures," the issuer repays the principal.

NET ASSET VALUE (NAV)
   The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial sales charge.

QUALITY RATINGS
   A designation assigned by independent rating companies to give a relative indication of a bond's credit worthiness. "AAA," "AA," "A," and "BBB" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D".

TOTAL RETURN
   Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends.
   It represents the aggregate percentage or dollar value change over the period.


PERFORMANCE & COMPOSITION
-------------------------
Portfolio Quality Ratings
-------------------------
(based on Total Long-Term Investments)
[pie chart]
AAA                       100%

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by Ranson Capital Corporation, the investment adviser.



Portfolio Market Sectors
------------------------
(as a % of Net Assets)
[pie chart]
HC-Health Care           23.6%
H-Housing                19.7%
S-School                 19.1%
O-Other                   9.9%
W/S-Water/Sewer           9.8%
G-Government              8.5%
T-Transportation          5.1%
U-Utilities               4.3%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.
These percentages are subject to change.

                                  COMPARATIVE INDEX GRAPH
                                  -----------------------
[line graph]
Comparison of change in value of $10,000 investment in The Kansas Insured
Intermediate Fund and the Lehman Brothers Municipal Seven-Year Maturity Bond
Index

                 The Kansas Insured       The Kansas Insured
                 Intermediate Fund        Intermediate Fund           Lehman Brothers Municipal
                 w/o sales charge        w/ max sales charge        Seven-Year Maturity Bond Index
--------------------------------------------------------------------------------------------------
11/23/92             $10,000                  $ 9,725                           $10,000
1993                 $10,829                  $10,531                           $10,694
1994                 $11,025                  $10,722                           $10,982
1995                 $11,656                  $11,335                           $11,868
1996                 $12,326                  $11,987                           $12,471
1997                 $12,912                  $12,557                           $13,548
1998                 $13,321                  $12,955                           $14,260
1999                 $13,815                  $13,435                           $14,729
2000                 $14,112                  $13,724                           $15,405
2001                 $15,062                  $14,648                           $16,819
2002                 $15,682                  $15,251                           $18,018
2003                 $15,880                  $15,443                           $18,712

                                      AVERAGE ANNUAL TOTAL RETURNS
                                    FOR PERIODS ENDING JULY 31, 2003
                                    --------------------------------
                                                                                       Since Inception
                                     1 year            5 year          10 year       (November 23, 1992)
-----------------------------------------------------------------------------------------------------------
Without sales charge                  1.26%             3.58%            3.90%                  4.42%
With sales charge (2.75%)            (1.52)%            3.00%            3.61%                  4.15%


PUTTING PERFORMANCE INTO PERSPECTIVE
Returns are historical and are not a guarantee of future results. The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in Kansas municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.


                              KEY STATISTICS
                              --------------

07-31-2002 NAV (share value)               $11.91
07-31-2003 NAV                             $11.60
Average Maturity                            10.0 years
Number of Issues                            40
Total Net Assets                           $18,476,578

MANAGEMENT OF THE FUND

   The Board of Ranson Managed Portfolios consists of four Trustees. These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the four series of Ranson Managed Portfolios, and the two series of The Integrity Funds. Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the "independent" Trustees. The remaining Trustee and executive officers are "interested" by virtue of their affiliation with the Investment Adviser and its affiliates.

   The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.


INDEPENDENT TRUSTEES

                                                                                           Number of             Other
                                                                                           Portfolios        Directorships
Name, Address        Position(s) Held       Term and       Principal Occupation(s)       Overseen In The      Held Outside
  and Age            with Registrant     Length Served     During Past 5 Years            Fund Complex *    The Fund Complex
-----------------------------------------------------------------------------------------------------------------------------
Lynn W. Aas              Trustee         Since January     Retired; Attorney; Director,         8                  None
904 NW 27th                                   1996          Integrity Mutual Funds, Inc.
Minot, ND 58703                                            (formerly known as ND Holdings,
82                                                         Inc.) (May 1988 to August
                                                           1994), ND Insured Income
                                                           Fund, Inc. (December 1994
                                                           to August 1999), ND Tax-Free
                                                           Fund, Inc. (since December
                                                           1994), Montana Tax-Free Fund,
                                                           Inc. (since December 1994),
                                                           South Dakota Tax-Free Fund,
                                                           Inc. (since December 1994),
                                                           Integrity Fund of Funds, Inc.,
                                                           and Integrity Small-Cap Fund
                                                           of Funds, Inc. (since September
                                                           1998); Director, First Western
                                                           Bank & Trust.

Orlin W. Backes          Trustee         Since January     Attorney, McGee, Hankla, Backes     10             Director, First
15 2nd Ave.,                                 1996          & Dobrovolny, P.C.; Director,                      Western Bank &
SW - Ste. 305                                              ND Tax-Free Fund, Inc.                                  Trust
Minot, ND 58701                                            (since April 1995), ND Insured
68                                                         Income Fund, Inc. (March 1995
                                                           to August 1999), Montana Tax-
                                                           Free Fund, Inc. (since April
                                                           1995), South Dakota Tax-Free
                                                           Fund, Inc. (since April 1995),
                                                           Integrity Fund of Funds, Inc.
                                                           (since April 1995), Integrity
                                                           Small-Cap Fund of Funds, Inc.
                                                           (since September 1998); Director,
                                                           First Western Bank & Trust.

R. James Maxson          Trustee        Since January      Attorney, Maxson Law Office       10                      None
Town & Country                               1999          (since November 2002); Attorney,
Center, 1015 S.                                            McGee, Hankla, Backes & Dobrovolny,
Broadway Suite 15                                          P.C. (April 2000 to November
Minot, ND 58701                                            2002); Attorney, Farhart, Lian
55                                                         and Maxson, P.C. (March 1976 to
                                                           March 2000); Director,  ND Tax-
                                                           Free Fund, Inc. (since January
                                                           1999), Montana Tax-Free Fund,
                                                           Inc. (since January 1999), South
                                                           Dakota Tax-Free Fund, Inc.
                                                           (since January 1999), Integrity
                                                           Fund of Funds, Inc. (since
                                                           January 1999), and Integrity
                                                           Small-Cap Fund of Funds, Inc.
                                                           (since January 1999).
-------------------------------

   The Fund Complex consists of the four funds in the Integrity family of funds, the four series of Ranson Managed Portfolios, and the two series of The Integrity Funds.

   The Statement of Additional Information contains more information about the Fund's Trustees and is available without charge upon request by calling Ranson Capital Corporation at (800) 276-1262.



   The Interested Trustee and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and executive officer, and other directorships, if any, held outside the Fund Complex, are shown below.


INTERESTED TRUSTEE AND EXECUTIVE OFFICERS

                                                                                           Number of             Other
                                                                                           Portfolios        Directorships
Name, Address        Position(s) Held       Term and       Principal Occupation(s)       Overseen In The      Held Outside
  and Age            with Registrant     Length Served     During Past 5 Years            Fund Complex *    The Fund Complex
-----------------------------------------------------------------------------------------------------------------------------
**Peter A. Quist      Vice President     Since January      Attorney; Director and Vice         4               Director, ARM
1 North Main          and Secretary         1996            President, Integrity Mutual                          Securities
Minot, ND 58703                                             Funds, Inc.(formerly known as                        Corporation
69                                                          ND Holdings, Inc.); Director,
                                                            Vice President and Secretary,
                                                            ND Money Management, Inc., ND
                                                            Capital, Inc., ND Resources,
                                                            Inc., ND Tax-Free Fund, Inc.,
                                                            ND Insured Income Fund, Inc.
                                                            (November 1990 to August 1999),
                                                            Montana Tax-Free Fund, Inc.,
                                                            South Dakota Tax-Free Fund,
                                                            Inc. (since April 1995),
                                                            Integrity Fund of Funds, Inc.,
                                                            Integrity Small-Cap Fund of
                                                            Funds, Inc. (since September
                                                            1998), The Ranson Company,
                                                            Inc. (January 1996 to February
                                                            1997), Ranson Capital
                                                            Corporation (since January 1996);
                                                            Director, ARM Securities
                                                            Corporation (since May 2000).

**Robert E. Walstad  Trustee, Chairman,  Since January      Director (since September 1987),    10             Director, ARM
1 North Main         President, and          1996           President (September 1987 to                         Securities
Minot, ND 58703      Treasurer                              October 2001) (since September                      Corporation;
58                                                          2002), Integrity Mutual Funds,                    Director, Magic
                                                            Inc.; Director, President and                         Internet
                                                            Treasurer, Integrity Money                            Services,
                                                            Management, Inc., ND Capital, Inc.,               Inc.; Director,
                                                            ND Resources, Inc., ND Tax-Free                       Capital
                                                            Fund, Inc., ND Insured Income                         Financial
                                                            Fund, Inc. (November 1990 to                       Services, Inc.
                                                            August 1999), Montana Tax-Free
                                                            Fund, Inc., South Dakota Tax-
                                                            Free Fund, Inc., Integrity Fund
                                                            of Funds, Inc., and Integrity
                                                            Small-Cap Fund of Funds, Inc.;
                                                            Trustee, Chairman, President,
                                                            and Treasurer, Ranson Managed
                                                            Portfolios; Director, President,
                                                            CEO, and Treasurer, The Ranson
                                                            Company, Inc. (January 1996 to
                                                            February 1997), and Ranson
                                                            Capital Corporation; Director
                                                            (since October 1999), President
                                                            (October 1999 to October 2001),
                                                            Magic Internet Services, Inc.;
                                                            Director (since May 2000),
                                                            President (May 2000 to October
                                                            2001) (since September 2002),
                                                            ARM Securities Corporation;
                                                            Director, CEO, Chairman (since
                                                            January 2002), President (since
                                                            September 2002), Capital Financial
                                                            Services, Inc.; Trustee, The
                                                            Integrity Funds.
----------------------------

* The Fund Complex consists of the four funds in the Integrity family of funds, the four series of Ranson Managed Portfolios, and the two series of The Integrity Funds.

** Trustees and/or executive officers who are "interested persons" of the Funds as defined in the Investment Company Act of 1940. Messrs. Quist and Walstad are interested persons by virtue of being officers and directors of the Fund's Investment Adviser and Principal Underwriter.

The Statement of Additional Information contains more information about the Fund's Trustees and is available without charge upon request by calling Ranson Capital Corporation at (800) 276-1262.


INDEPENDENT TRUSTEES

  [PHOTO]              [PHOTO]                 [PHOTO]
Lynn W. Aas        Orlin W. Backes         R. James Maxson



INTERESTED TRUSTEE AND EXECUTIVE OFFICERS

    [PHOTO]                   [PHOTO]
Peter A. Quist           Robert E. Walstad



SCHEDULE OF INVESTMENTS  JULY 31, 2003
-------------------------------------

NAME OF ISSUER                                                  Rating
Percentages represent the market value of each                (Unaudited)  Coupon                    Principal       Market
investment category to total net assets                       Moody's/S&P   Rate     Maturity         Amount          Value
-----------------------------------------------------------------------------------------------------------------------------
KANSAS MUNICIPAL BONDS (92.9%)
Butler Cty., KS (Circle) USD #375 FSA........................   Aaa/NR      5.000%   09/01/13   $     500,000   $    516,330
#Chisholm Creek Util. Auth. (Bel Aire &
Park City, KS Pj.) MBIA......................................   Aaa/NR      5.250    09/01/16         770,000        798,744
Derby, KS Water System Rev  AMBAC............................   Aaa/NR      4.250    10/01/14         135,000        133,666
Derby, KS Water System Rev  AMBAC............................   Aaa/NR      4.400    10/01/15         185,000        182,571
Derby, KS Water System Rev  AMBAC............................   Aaa/NR      4.500    10/01/16         195,000        192,586
Derby, KS Water System Rev  AMBAC............................   Aaa/NR      4.750    10/01/17         155,000        155,409
Dodge, KS USD #443 Unltd. General Obligation FSA.............   Aaa/AAA     5.750    09/01/13         100,000        113,968
Johnson Cty, KS Community College Student
Commons & Parking AMBAC......................................   Aaa/AAA     5.000    11/15/19         235,000        238,285
Johnson Cty., KS USD #232 (Desoto) G.O. MBIA.................   Aaa/AAA     5.200    09/01/10         480,000        522,562
Kansas City, KS (St. Margaret Hlth. Ctr.) AMBAC..............   Aaa/AAA     5.700    08/01/03         250,000        255,000
Kingman Cty., KS USD #331 FGIC...............................   Aaa/AAA     5.500    10/01/12         250,000        282,427
KS Devl. Finance Auth (Wichita Univ.) AMBAC..................   Aaa/AAA     5.900    04/01/15         305,000        342,976
KS Devl. Finance Auth. (Dept. Admin.
7th & Harrison PJ) AMBAC.....................................   Aaa/AAA     5.500    12/01/13         375,000        424,815
KS Devl. Finance Auth. (Hays Medl. Ctr.) Rev. MBIA...........   Aaa/NR      5.200    11/15/08         375,000        410,831
KS Devl. Finance Auth. (Hays Medl. Ctr.) Rev. MBIA...........   Aaa/NR      5.300    11/15/09         375,000        410,115
KS Devl. Finance Auth. (Park Apts.)
Multifamily Hsg.Rev. FNMA....................................    NR/AAA     5.700    12/01/09         325,000        339,076
#KS Devl. Finance Auth. (Stormont Vail)
Hlth. Care Rev. MBIA.........................................   Aaa/AAA     5.700    11/15/08         450,000        493,915
KS Devl. Finance Auth. (Stormont Vail)
Hlth. Care Rev. MBIA.........................................   Aaa/AAA     5.600    11/15/07         100,000        110,578
*KS Devl. Finance Auth. (Stormont Vail)
Hlth. Care Rev. MBIA.........................................   Aaa/AAA     5.750    11/15/12         845,000        945,927
KS Devl. Finance Auth. Pooled Ref. Lease Rev. MBIA...........   Aaa/AAA     5.500    10/01/05         250,000        261,810
KS State Turnpike Auth. Rev. FGIC............................   Aaa/AAA     5.450    09/01/10         200,000        210,854
#KS Turnpike Auth. Refunding Rev.  AMBAC.....................   Aaa/AAA     4.000    09/01/14         750,000        735,037
Larned, KS (Cath. Hlth. Corp.) Hlth. Facs. Rev. MBIA.........   Aaa/AAA     5.400    11/15/04         155,000        164,055
*Mission, KS Multifamily Hsg. (Lamar Place) Rev. FNMA........    NR/AAA     5.000    10/01/14         605,000        609,840
Mission, KS Multifamily Hsg. (Lamar Place) Rev. FNMA.........    NR/AAA     5.180    10/01/23         445,000        438,757
Olathe, KS (Medl. Ctr.) Hlth. Facs. Rev. AMBAC...............   Aaa/AAA     5.125    09/01/12         500,000        496,885
Olathe, KS Multifamily Hsg. (Bristol Pointe)
Rev. Ref. FNMA...............................................    NR/AAA     5.250    11/01/12         485,000        497,096
Saline Cty., KS USD #305 (Salina) G.O. Ref. FSA..............   Aaa/NR      5.500    09/01/15         250,000        277,012
*Sedgwick Cty., KS USD #259  FSA.............................   Aaa/AAA     4.375    10/01/15         600,000        599,628
Shawnee Cty., KS USD #437 (Auburn-Washburn)
G.O. Ref. FSA................................................   Aaa/NR      5.000    09/01/14         485,000        516,370
Shawnee, KS Multifamily Hsg.
(Thomasbrooks Apts.) Rev. FNMA COL. .........................    NR/AAA     5.250    10/01/14         500,000        502,260
*University of Kansas Hosp. Auth. AMBAC......................   Aaa/AAA     5.500    09/01/15       1,000,000      1,081,040
Washburn Univ. (Living Learning Ctr) Bld. Rev. AMBAC.........   Aaa/AAA     5.350    07/01/11         105,000        114,547
Wellington, KS Utility Rev. AMBAC............................   Aaa/AAA     5.000    05/01/12         250,000        265,950
#Wichita, KS G.O. (Series 772) FGIC..........................   Aaa/AAA     4.100    09/01/14       1,155,000      1,141,775
#Wichita, KS Multifamily Hsg.
(Broadmoor Chelsea) Rev. FNMA................................    NR/AAA     5.375    07/01/10         625,000        641,488
*Wichita, KS Multifamily Hsg. (Cimarron
Apartments) FNMA.............................................    Aa/AAA     5.250    10/01/12         590,000        603,889
Wichita, KS Public Building Commission
(State Office Prj.) Rev. AMBAC...............................   Aaa/AAA     4.000    10/01/14         250,000        244,315
Wichita, KS Water & Sewer Util. Rev. FGIC....................   Aaa/AAA     5.250    10/01/14         325,000        355,072
Wyandotte Cty, Kansas City, KS Gov't Util. Syst. Rev. .......   Aaa/AAA     5.125    09/01/13         500,000        529,610
                                                                                                                 ------------
TOTAL KANSAS MUNICIPAL BONDS (COST: $16,683,726) ................................................................$17,157,071
                                                                                                                 ------------
SHORT-TERM SECURITIES (6.8%)
Wells Fargo National Tax-Free Money Market.......................................................................$   630,000
 Goldman Sachs Financial Square Money Market.....................................................................    630,000
                                                                                                                 ------------
TOTAL SHORT-TERM SECURITIES (COST: $1,260,000) ..................................................................$ 1,260,000
                                                                                                                 ------------
TOTAL INVESTMENTS IN SECURITIES (COST: $17,943,726) .............................................................$18,417,071
OTHER ASSETS LESS LIABILITIES....................................................................................     59,507
                                                                                                                 ------------
NET ASSETS.......................................................................................................$18,476,578
                                                                                                                 ============

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

Footnote: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.

The accompanying notes are an integral part of these financial statements.



FINANCIAL STATEMENTS JULY 31, 2003
------------------------------------

Statement of Assets and Liabilities July 31, 2003
-------------------------------------------------
ASSETS
     Investment in securities, at value (cost: $17,943,726) ..........  $  18,417,071
     Accrued interest receivable......................................        264,857
     Accrued dividends receivable.....................................            475
     Prepaid expenses.................................................          3,618
                                                                      ---------------
        Total Assets..................................................  $  18,686,021
                                                                      ---------------
LIABILITIES
     Dividends payable................................................  $      51,718
     Accrued expenses.................................................         11,280
     Disbursements in excess of demand deposit cash...................        146,445
                                                                      ---------------
        Total Liabilities.............................................  $     209,443
                                                                      ---------------

NET ASSETS............................................................  $  18,476,578
                                                                      ===============

NET ASSETS ARE REPRESENTED BY:
     Paid-in capital..................................................  $  19,084,700
     Accumulated undistributed net realized gain
    (loss) on investments.............................................     (1,081,467)
     Unrealized appreciation on investments...........................        473,345
                                                                      ---------------
          Total amount representing net assets applicable to
          1,592,377 outstanding shares of no par common
          stock (unlimited shares authorized) ........................  $  18,476,578
                                                                      ===============
Net asset value per share.............................................  $       11.60
                                                                      ===============

The accompanying notes are an integral part of these financial statements.



STATEMENT OF OPERATIONS
For the year ended July 31, 2002
--------------------------------
INVESTMENT INCOME
     Interest.........................................................  $     857,061
     Dividends........................................................          7,973
                                                                      ---------------
         Total Investment Income......................................  $     865,034
                                                                      ---------------
EXPENSES
     Investment advisory fees.........................................  $      93,194
     Transfer agent fees..............................................         26,971
     Accounting service fees..........................................         33,107
     Custodian fees...................................................          5,533
     Transfer agent out-of-pockets....................................          2,036
     Professional fees................................................          6,601
     Trustees fees....................................................          2,710
     Reports to shareholders..........................................          2,182
     Registration and filing fees.....................................          1,714
     Insurance expense................................................          2,024
                                                                      ---------------
        Total Expenses................................................  $     176,072
     Less expenses waived or absorbed
     by the Fund's manager............................................        (36,281)
                                                                      ---------------
        Total Net Expenses............................................  $     139,791
                                                                      ---------------
NET INVESTMENT INCOME.................................................  $     725,243
                                                                      ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions..........................................  $      27,189
     Futures transactions.............................................       (236,653)
     Net change in unrealized appreciation (depreciation) of:
     Investments......................................................       (283,738)
                                                                      ---------------
          Net Realized And Unrealized Gain (Loss) On
          Investments And Futures.....................................  $    (493,202)
                                                                      ---------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS.............................................  $     232,041
                                                                      ===============


The accompanying notes are an integral part of these financial statements.



FINANCIAL STATEMENTS JULY 31, 2003
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the year ended July 31, 2003 and the year ended July 31, 2002
-----------------------------------------------------------------
                                                                                  For The                 For The
                                                                                Year Ended              Year Ended
                                                                               July 31, 2003           July 31, 2002
                                                                              ---------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
     Net investment income....................................................  $    725,243            $    819,059
     Net realized gain (loss) on investment and futures transactions..........      (209,464)               (179,745)
     Net change in unrealized appreciation (depreciation)
     on investments and futures...............................................      (283,738)                146,684
                                                                              ---------------------------------------
        Net Increase (Decrease) in Net Assets Resulting From Operations.......  $    232,041            $    785,998
                                                                              ---------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income
    ($.46 and $.50 per share, respectively) ..................................  $   (725,085)           $  (818,741)
     Distributions from net realized gain on investment and futures
     transactions ($.00 and $.00 per share, respectively) ....................             0                      0
                                                                              --------------------------------------
         Total Dividends and Distributions....................................  $   (725,085)           $  (818,741)
                                                                              --------------------------------------
CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of shares.............................................  $  1,984,432            $ 2,399,991
     Proceeds from reinvested dividends.......................................       401,562                437,354
     Cost of shares redeemed..................................................    (2,049,089)            (2,899,908)
                                                                              --------------------------------------
         Net Increase (Decrease) in Net Assets Resulting
         From Capital Share Transactions......................................  $    336,905            $   (62,563)
                                                                              --------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.......................................  $   (156,139)           $   (95,306)

NET ASSETS, BEGINNING OF PERIOD...............................................    18,632,717             18,728,023
                                                                              --------------------------------------
NET ASSETS, END OF PERIOD.....................................................  $ 18,476,578            $18,632,717
                                                                              ======================================

The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS  JULY 31, 2003
---------------------------------------------

NOTE 1.   ORGANIZATION
          BUSINESS OPERATIONS -The Kansas Insured Intermediate Fund (the "Fund") is an investment portfolio of Ranson Managed Portfolios (the "Trust") registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently four portfolios are offered. Ranson Managed Portfolios is an unincorporated business trust organized under Massachusetts law on August 10, 1990. The Fund had no operations from that date to November 23, 1992, other than matters relating to organization and registration. On November 23, 1992, the Fund commenced its Public Offering of capital shares. The investment objective of the Fund is to provide its shareholders with as high a level of current income exempt from both federal and Kansas income tax as is consistent with preservation of capital. The Fund will seek to achieve this objective by investing primarily in a portfolio of Kansas insured securities. Shares of the Fund are offered at net asset value plus a maximum sales charge of 2.75% of the offering price.

NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          INVESTMENT SECURITY VALUATION - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by Ranson Capital Corporation ("Ranson"). The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

          The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

          FEDERAL AND STATE INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. Of the ordinary income distributions declared for the year ended July 31, 2003, 100% were exempt from federal income taxes.

          The Fund has unexpired capital loss carryforwards for tax purposes as of July 31, 2003 totaling $1,081,467, which may be used to offset capital gains. The capital loss carryforward amounts will expire in each of the years ended July 31 as shown in the table below.


                      Year          Unexpired Capital Losses
                      ----          ------------------------
                      2004                          0
                      2005                    411,602
                      2006                    125,539
                      2007                     27,107
                      2008                     49,698
                      2009                     78,788
                      2010                    178,976
                      2011                    209,757

          DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed at least annually.

          PREMIUMS AND DISCOUNTS - Premiums and discounts on municipal securities are amortized for financial reporting purposes. On August 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide - Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized. Prior to August 1, 2001, the Fund recognized market discount at time of disposition as gain or loss. Upon adoption, the Fund adjusted the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The effect of this cumulative adjustment was $1,769 for the Fund. The Financial Highlights for prior periods have not been restated to reflect this change in presentation. This change had no effect on the Fund's net assets or total return.

          OTHER - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

          Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

          FUTURES CONTRACTS - The Fund may purchase and sell financial futures to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

          A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as a realized gain
          (loss) for federal income tax purposes.

          Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

          Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

          USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3.   CAPITAL SHARE TRANSACTIONS
          As of July 31, 2003, there were unlimited shares of no par authorized; 1,592,377 and 1,564,311 shares were outstanding at July 31, 2003 and July 31, 2002, respectively.

          Transactions in capital shares were as follows:


                                                               Shares
                                                               ------
                                                     For The             For The
                                                   Year Ended          Year Ended
                                                  July 31, 2003       July 31, 2002
                                                 ----------------------------------
Shares sold......................................    168,397              200,144
Shares issued on reinvestment of dividends.......     34,099               36,499
Shares redeemed..................................   (174,430)            (242,482)
                                                 ----------------------------------
Net increase (decrease) .........................     28,066               (5,839)
                                                 ==================================

NOTE 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES Ranson Capital Corporation, the Fund's investment adviser and underwriter; Integrity Fund Services, Inc., the Fund's transfer and accounting services agent; and ND Capital, Inc., the Fund's agent for the purchase of certain investment securities; are subsidiaries of Integrity Mutual Funds, Inc., the Fund's sponsor.

          The Fund has engaged Ranson Capital Corporation to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.50% of the Fund's average daily net assets. The Fund has recognized $56,913 of investment advisory fees after partial waiver for the year ended July 31, 2003. Certain officers and trustees of the Fund are also officers and directors of the investment adviser. The Fund has a payable to Ranson Capital Corporation, Inc. of $4,376 at July 31, 2003 for investment advisory fees.

          Integrity Fund Services, Inc. (the transfer agent) provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $26,971 of transfer agency fees and expenses for the year ended July 31, 2003. The Fund has a payable to Integrity Fund Services, Inc. of $2,266 at July 31, 2003 for transfer agency fees. Integrity Fund Services, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized
          $33,107 of accounting service fees for the year ended July 31, 2003. The Fund has a payable to Integrity Fund Services, Inc. of $2,780 at July 31, 2003 for accounting service fees.

NOTE 5.   INVESTMENT SECURITY TRANSACTIONS
          The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $4,954,824 and $4,693,978, respectively, for the year ended July 31, 2003.

NOTE 6.   INVESTMENT IN SECURITIES
          At July 31, 2003, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $17,943,726. The net unrealized appreciation of investments based on the cost was $473,345, which is comprised of $623,444 aggregate gross unrealized appreciation and $150,099 aggregate gross unrealized depreciation.



FINANCIAL HIGHLIGHTS
--------------------
Selected per share data and ratios for the period indicated

                                               For The          For The          For The          For The          For The
                                             Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                                           July 31, 2003    July 31, 2002    July 31, 2001    July 31, 2000    July 30, 1999
                                           ----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......   $  11.91         $  11.93         $  11.69         $  11.98        $  12.07
                                           ----------------------------------------------------------------------------------
Income from Investment Operations:
    Net investment income..................   $    .46         $    .50         $    .53         $    .54        $    .53
    Net realized and unrealized gain
    (loss) on investment and futures
    transactions...........................       (.31)            (.02)             .24             (.29)           (.09)
                                           ----------------------------------------------------------------------------------
        Total Income (Loss) From
        Investment Operations..............   $    .15         $    .48         $    .77         $    .25        $    .44
                                           ----------------------------------------------------------------------------------
Less Distributions:
     Dividends from net investment
     income................................   $   (.46)        $   (.50)        $   (.53)        $   (.54)       $   (.53)
     Distributions from net capital gains..        .00              .00              .00              .00             .00
                                           ----------------------------------------------------------------------------------
        Total Distributions................   $   (.46)        $   (.50)        $   (.53)        $   (.54)       $   (.53)
                                           ----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.............   $  11.60         $  11.91         $  11.93         $  11.69        $  11.98
                                           ==================================================================================
Total Return...............................       1.26%(A)         4.12%(A)         6.73%(A)          2.15%(A)       3.70%(A)


RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in
     thousands) ...........................   $  18,477        $  18,633        $  18,728        $  19,028       $  21,333
     Ratio of net expenses (after
     expense assumption) to average
     net assets............................       0.75%(B)         0.75%(B)         0.75%(B)          0.75%(B)       0.75%(B)
     Ratio of net investment income to
     average net assets....................       3.89%            4.20%            4.49%             4.58%          4.39%
     Portfolio turnover rate...............      26.23%            9.04%           18.49%            11.07%         16.34%

(A)  Excludes maximum sales charge of 2.75%.
(B)  During the periods indicated above, Integrity Mutual Funds, Inc. or
     Ranson Capital Corporation assumed/waived expenses of $36,281, $30,501, $31,627, $30,414, and $29,229, respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 0.94%, 0.91%, 0.92%, 0.90%, and 0.89%, respectively.

The accompanying notes are an integral part of these financial statements.


                             TAX INFORMATION
                             ---------------
FOR THE YEAR ENDED JULY 31, 2003 (UNAUDITED)

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the Fund were earned from the following sources:




DIVIDENDS AND DISTRIBUTIONS PER SHARE
-------------------------------------

To Shareholders                                   From Net               From Net Realized           From Net Realized
of Record                Payment Date         Investment Income          Short-Term Gains            Long-Term Gains
-----------------------------------------------------------------------------------------------------------------------
August 29, 2002          August 30, 2002        $    .040160                    -                          -
September 27, 2002       September 30, 2002          .040924                    -                          -
October 30, 2002         October 31, 2002            .040488                    -                          -
November 28, 2002        November 29, 2002           .038116                    -                          -
December 30, 2002        December 31, 2002           .040997                    -                          -
January 30, 2003         January 31, 2003            .039433                    -                          -
February 27, 2003        February 28, 2003           .035677                    -                          -
March 28, 2003           March 31, 2003              .036958                    -                          -
April 29, 2003           April 30, 2003              .038436                    -                          -
May 29, 2003             May 30, 2003                .037277                    -                          -
June 27, 2003            June 30, 2003               .037095                    -                          -
July 30, 2003            July 31, 2003               .032522                    -                          -

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS.


                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------

To the Shareholders and Board of Trustees of The Kansas Insured Intermediate Fund


We have audited the accompanying statement of assets and liabilities of The Kansas Insured Intermediate Fund (one of the portfolios constituting the Ranson Managed Portfolios), including the schedule of investments as of July 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Kansas Insured Intermediate Fund of the Ranson Managed Portfolios as of July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota USA
September 5, 2003









THE NEBRASKA MUNICIPAL FUND
---------------------------

DEAR SHAREHOLDER:

Enclosed is the annual report of the operations for The Nebraska Municipal Fund (the "Fund") for the year ended July 31, 2003. The Fund's portfolio and related financial statements are presented within for your review.

There continues to be a powerful tug-of-war between massive policy reflation and the lingering after-effects of the various shocks that have hit the economy during the past three years, beginning with the burst of the tech bubble, followed by 9/11, corporate scandals, two wars and a spike in energy prices. Yet, the economy suffered its mildest recession on record in 2000/2001. The economy's performance in the face of so many adverse events reflects the effects of powerful monetary and fiscal stimulus as well as the economy's underlying resilience.

There are few things one can be sure of regarding the economic and financial outlook. However, we are very confident that short-term rates will stay low for awhile. This underlines the Federal Reserve's determination to ensure a sustained expansion in the economy and to avert the threat of deflation.

By keeping interest rates low for an extended period, the Federal Reserve will force-feed the economy and financial system with liquidity. This is certain to create many distortions, bubbles, and excesses. The danger will be when the time comes to begin to re-normalize rates. It is hard to see how the Federal Reserve can do this without causing turmoil in the markets.

During the period the Fund utilized defensive positions designed to provide share price stability. U.S. Treasury futures were used to hedge a portion of the portfolio with the results being tempered share price as rates fell to forty-year lows in mid-June and stabilized share price as bonds plummeted in one of the worst sell-offs in bond market history through the end of July. The Federal Reserve is trying to encourage investors to buy long-term yields. Yet, they are targeting a stronger economy and increased inflation, two events that will ensure that longer-term rates purchased at current yields will become a losing proposition. Risk management is important in this market environment.

An important part of the Fund's strategy includes searching the primary and secondary markets for high quality double exempt issues. Portfolio quality for the year ended July 31, 2003, were represented as follows: AAA 63.1%, AA 22.0%, A 5.4%, BBB 1.9%, and NR 7.6%. Income exempt from Federal and Nebraska income taxes with preservation of capital remain the primary objectives of the Fund.

Sincerely,




The Portfolio Management Team

TERMS & DEFINITIONS   JULY 31, 2003 (UNAUDITED)
-----------------------------------------------


APPRECIATION
   Increase in value of an asset.

AVERAGE ANNUAL TOTAL RETURN
   A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis, assuming all distributions are reinvested.

COUPON RATE OR FACE RATE
   The rate of interest annually payable based on the face amount of the bond; expressed as a percentage.

DEPRECIATION
   Decrease in value of an asset.

LEHMAN BROTHERS MUNICIPAL BOND INDEX
   An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

MARKET VALUE
   Actual (or estimated) price at which a bond trades in the market place.

MATURITY
   A measure of the term or life of a bond in years. When a bond "matures", the issuer repays the principal.

NET ASSET VALUE (NAV)
   The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial sales charge.

QUALITY RATINGS
   A designation assigned by independent rating companies to give a relative indication of a bond's credit worthiness. "AAA", "AA", "A" and "BBB" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D".

TOTAL RETURN
   Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.



PERFORMANCE & COMPOSITION
-------------------------
Portfolio Quality Ratings
-------------------------
(based on Total Long-Term Investments)
[pie chart]
AAA               63.1%
AA                22.0%
A                  5.4%
BBB                1.9%
NR                 7.6%

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by Ranson Capital Corporation, the investment adviser.

Portfolio Market Sectors
------------------------
(as a % of Net Assets)
[pie chart]
S-School          35.6%
HC-Health Care    18.2%
H-Housing         14.7%
O-Other           11.2%
I-Industrial       7.4%
U-Utilities        5.8%
W/S-Water/Sewer    4.9%
C/L-COP/Lease      2.2%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.
These percentages are subject to change.

                                  COMPARATIVE INDEX GRAPH
                                  -----------------------
[line graph]
Comparison of change in value of a $10,000 investment in The Nebraska Municipal
Fund and the Lehman Brothers Municipal Bond Index

                 The Nebraska Municipal         The Nebraska Municipal            The Lehman Brothers
                 Fund w/o sales charge         Fund w/ max sales charge          Municipal Bond Index
------------------------------------------------------------------------------------------------------
11/17/93               $10,000                         $ 9,575                           $10,000
1994                   $ 9,773                         $ 9,357                           $ 9,892
1995                   $10,471                         $10,026                           $10,672
1996                   $11,071                         $10,600                           $11,376
1997                   $11,909                         $11,402                           $12,544
1998                   $12,380                         $11,853                           $13,295
1999                   $12,853                         $12,306                           $13,677
2000                   $13,146                         $12,588                           $14,268
2001                   $14,463                         $13,848                           $15,707
2002                   $15,051                         $14,411                           $16,761
2003                   $14,929                         $14,295                           $17,364


                                      AVERAGE ANNUAL TOTAL RETURNS
                                    FOR PERIODS ENDING JULY 31, 2003
                                    --------------------------------
                                                                                          Since Inception
                                     1 year            5 year          10 year          (November 17, 1993)
-----------------------------------------------------------------------------------------------------------
Without sales charge                 (0.81)%            3.82%            N/A                   4.21%
With sales charge (4.25%)            (5.02)%            2.92%            N/A                   3.75%


PUTTING PERFORMANCE INTO PERSPECTIVE
Returns are historical and are not a guarantee of future results. The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in Nebraska municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.


                              KEY STATISTICS
                              --------------

07-31-2002 NAV (share value)                    $11.17
07-31-2003 NAV                                  $10.62
Average Maturity                                 17.5 years
Number of Issues                                 78
Total Net Assets                                $36,717,607


MANAGEMENT OF THE FUND

   The Board of Ranson Managed Portfolios consists of four Trustees. These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the four series of Ranson Managed Portfolios, and the two series of The Integrity Funds. Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the "independent" Trustees. The remaining Trustee and executive officers are "interested" by virtue of their affiliation with the Investment Adviser and its affiliates.

   The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.


INDEPENDENT TRUSTEES

                                                                                           Number of             Other
                                                                                           Portfolios        Directorships
Name, Address        Position(s) Held       Term and       Principal Occupation(s)       Overseen In The      Held Outside
  and Age            with Registrant     Length Served     During Past 5 Years            Fund Complex *    The Fund Complex
-----------------------------------------------------------------------------------------------------------------------------
Lynn W. Aas              Trustee         Since January     Retired; Attorney; Director,         8                  None
904 NW 27th                                   1996          Integrity Mutual Funds, Inc.
Minot, ND 58703                                            (formerly known as ND Holdings,
82                                                         Inc.) (May 1988 to August
                                                           1994), ND Insured Income
                                                           Fund, Inc. (December 1994
                                                           to August 1999), ND Tax-Free
                                                           Fund, Inc. (since December
                                                           1994), Montana Tax-Free Fund,
                                                           Inc. (since December 1994),
                                                           South Dakota Tax-Free Fund,
                                                           Inc. (since December 1994),
                                                           Integrity Fund of Funds, Inc.,
                                                           and Integrity Small-Cap Fund
                                                           of Funds, Inc. (since September
                                                           1998); Director, First Western
                                                           Bank & Trust.

Orlin W. Backes          Trustee         Since January     Attorney, McGee, Hankla, Backes     10             Director, First
15 2nd Ave.,                                 1996          & Dobrovolny, P.C.; Director,                      Western Bank &
SW - Ste. 305                                              ND Tax-Free Fund, Inc.                                  Trust
Minot, ND 58701                                            (since April 1995), ND Insured
68                                                         Income Fund, Inc. (March 1995
                                                           to August 1999), Montana Tax-
                                                           Free Fund, Inc. (since April
                                                           1995), South Dakota Tax-Free
                                                           Fund, Inc. (since April 1995),
                                                           Integrity Fund of Funds, Inc.
                                                           (since April 1995), Integrity
                                                           Small-Cap Fund of Funds, Inc.
                                                           (since September 1998); Director,
                                                           First Western Bank & Trust.

R. James Maxson          Trustee        Since January      Attorney, Maxson Law Office       10                      None
Town & Country                               1999          (since November 2002); Attorney,
Center, 1015 S.                                            McGee, Hankla, Backes & Dobrovolny,
Broadway Suite 15                                          P.C. (April 2000 to November
Minot, ND 58701                                            2002); Attorney, Farhart, Lian
55                                                         and Maxson, P.C. (March 1976 to
                                                           March 2000); Director,  ND Tax-
                                                           Free Fund, Inc. (since January
                                                           1999), Montana Tax-Free Fund,
                                                           Inc. (since January 1999), South
                                                           Dakota Tax-Free Fund, Inc.
                                                           (since January 1999), Integrity
                                                           Fund of Funds, Inc. (since
                                                           January 1999), and Integrity
                                                           Small-Cap Fund of Funds, Inc.
                                                           (since January 1999).
-------------------------------

   The Fund Complex consists of the four funds in the Integrity family of funds, the four series of Ranson Managed Portfolios, and the two series of The Integrity Funds.

   The Statement of Additional Information contains more information about the Fund's Trustees and is available without charge upon request by calling Ranson Capital Corporation at (800) 276-1262.



   The Interested Trustee and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and executive officer, and other directorships, if any, held outside the Fund Complex, are shown below.


INTERESTED TRUSTEE AND EXECUTIVE OFFICERS

                                                                                           Number of             Other
                                                                                           Portfolios        Directorships
Name, Address        Position(s) Held       Term and       Principal Occupation(s)       Overseen In The      Held Outside
  and Age            with Registrant     Length Served     During Past 5 Years            Fund Complex *    The Fund Complex
-----------------------------------------------------------------------------------------------------------------------------
**Peter A. Quist      Vice President     Since January      Attorney; Director and Vice         4               Director, ARM
1 North Main          and Secretary         1996            President, Integrity Mutual                          Securities
Minot, ND 58703                                             Funds, Inc.(formerly known as                        Corporation
69                                                          ND Holdings, Inc.); Director,
                                                            Vice President and Secretary,
                                                            ND Money Management, Inc., ND
                                                            Capital, Inc., ND Resources,
                                                            Inc., ND Tax-Free Fund, Inc.,
                                                            ND Insured Income Fund, Inc.
                                                            (November 1990 to August 1999),
                                                            Montana Tax-Free Fund, Inc.,
                                                            South Dakota Tax-Free Fund,
                                                            Inc. (since April 1995),
                                                            Integrity Fund of Funds, Inc.,
                                                            Integrity Small-Cap Fund of
                                                            Funds, Inc. (since September
                                                            1998), The Ranson Company,
                                                            Inc. (January 1996 to February
                                                            1997), Ranson Capital
                                                            Corporation (since January 1996);
                                                            Director, ARM Securities
                                                            Corporation (since May 2000).

**Robert E. Walstad  Trustee, Chairman,  Since January      Director (since September 1987),    10             Director, ARM
1 North Main         President, and          1996           President (September 1987 to                         Securities
Minot, ND 58703      Treasurer                              October 2001) (since September                      Corporation;
58                                                          2002), Integrity Mutual Funds,                    Director, Magic
                                                            Inc.; Director, President and                         Internet
                                                            Treasurer, ND Money Management,                       Services,
                                                            Inc., ND Capital, Inc., ND                        Inc.; Director,
                                                            Resources, Inc., ND Tax-Free                           Capital
                                                            Fund, Inc., ND Insured Income                         Financial
                                                            Fund, Inc. (November 1990 to                       Services, Inc.
                                                            August 1999), Montana Tax-Free
                                                            Fund, Inc., South Dakota Tax-
                                                            Free Fund, Inc., Integrity Fund
                                                            of Funds, Inc., and Integrity
                                                            Small-Cap Fund of Funds, Inc.;
                                                            Trustee, Chairman, President,
                                                            and Treasurer, Ranson Managed
                                                            Portfolios; Director, President,
                                                            CEO, and Treasurer, The Ranson
                                                            Company, Inc. (January 1996 to
                                                            February 1997), and Ranson
                                                            Capital Corporation; Director
                                                            (since October 1999), President
                                                            (October 1999 to October 2001),
                                                            Magic Internet Services, Inc.;
                                                            Director (since May 2000),
                                                            President (May 2000 to October
                                                            2001) (since September 2002),
                                                            ARM Securities Corporation;
                                                            Director, CEO, Chairman (since
                                                            January 2002), President (since
                                                            September 2002), Capital Financial
                                                            Services, Inc.; Trustee, The
                                                            Integrity Funds.
----------------------------

* The Fund Complex consists of the four funds in the Integrity family of funds, the four series of Ranson Managed Portfolios, and the two series of The Integrity Funds.

** Trustees and/or executive officers who are "interested persons" of the Funds as defined in the Investment Company Act of 1940. Messrs. Quist and Walstad are interested persons by virtue of being officers and directors of the Fund's Investment Adviser and Principal Underwriter.

The Statement of Additional Information contains more information about the Fund's Trustees and is available without charge upon request by calling Ranson Capital Corporation at (800) 276-1262.



INDEPENDENT TRUSTEES

  [PHOTO]              [PHOTO]                     [PHOTO]
Lynn W. Aas         Orlin W. Backes           R. James Maxson



INTERESTED TRUSTEE AND EXECUTIVE OFFICERS

   [PHOTO]                      [PHOTO]
Peter A. Quist             Robert E. Walstad


SCHEDULE OF INVESTMENTS JULY 31, 2003
-------------------------------------

NAME OF ISSUER                                                  Rating
Percentages represent the market value of each                (Unaudited)  Coupon                    Principal       Market
investment category to total net assets                       Moody's/S&P   Rate     Maturity         Amount          Value
-----------------------------------------------------------------------------------------------------------------------------
NEBRASKA MUNICIPAL BONDS (94.9%)
Adams Cty., NE Hosp. Auth. #001 (Mary
Lanning Memorial Hosp.) ....................................     NR/AA      5.300%   12/15/18    $    250,000    $    248,732
Cass Cty, NE School Dist. #1 (Plotsmouth Schools) FSA.......     NR/AAA     4.150    12/15/19         250,000         234,930
Cass Cty, NE School Dist. #056 (Conestoga Public Schools)...     NR/NR      6.150    12/15/20         250,000         250,440
*Dakota Cty., NE SD #011 (South Sioux
City Community Schools) ....................................    Aaa/AAA     6.100    06/15/20       1,000,000       1,103,100
Dawson Cty., NE SID #001 (IBP, Inc. Proj.) Ref. G.O. .......  Baa-3/BBB     5.650    02/01/22         700,000         651,406
Dawson Cty., NE School Dist. #20 (Gothenburg) G.O. MBIA.....    Aaa/AAA     5.350    12/15/26         500,000         505,535
*Dodge Cty., NE SD #001 (Fremont Public Schools) FSA........    Aaa/NR      5.500    12/15/20       1,000,000       1,038,770
Douglas Cty., NE Hosp. Auth. #001 (Alegent Hlth.) Rev. .....    Aaa/AAA     5.250    09/01/21         250,000         247,692
Douglas Cty., NE Hosp. Auth. #002
(Archbishop Bergan) Rev. ...................................    Aaa/AAA     6.000    11/15/15         125,000         134,851
Douglas Cty., NE (Catholic Health Corp.) Rev. MBIA..........    Aaa/AAA     5.375    11/15/15         275,000         282,747
Douglas Cty., NE (Catholic Health Corp.) Rev. MBIA..........    Aaa/AAA     5.500    11/15/21         340,000         341,489
Douglas Cty., NE SID #392 (Cinnamon Creek) G.O. ............     NR/NR      5.750    08/15/17         200,000         201,000
Douglas Cty., NE SID #240 (LeBea) Ref. G.O. ................     NR/NR      5.900    10/15/16         100,000         101,360
Douglas Cty., NE SID #397 (Linden Estates II) ..............     NR/NR      5.600    07/15/18         265,000         258,780
Douglas Cty., NE SID #397 (Linden Estates II) ..............     NR/NR      5.600    07/15/19         280,000         273,305
Douglas Cty., NE SID #397 (Linden Estates II) ..............     NR/NR      5.600    04/01/23         500,000         482,815
Douglas Cty., NE School Dist. #001  ........................     Aa/AAA     5.625    12/15/19         250,000         268,005
#Douglas Cty., NE School Dist. #010 (Elkhorn)  G.O. FSA.....    Aaa/AAA     5.500    12/15/20         750,000         779,955
Douglas Cty., NE SD #010 (Elkhorn Public Schools) ..........     NR/A+      5.050    12/15/22         150,000         146,192
Fremont, NE Combined Utilities Rev. MBIA....................    Aaa/AAA     5.000    10/15/21         500,000         502,910
Grand Island, NE Sewer Syst. Rev. ..........................      A/NR      6.000    04/01/14         550,000         584,700
Kearney Cty., NE Highway Allocation Fund AMBAC..............    Aaa/NR      5.350    06/15/21         100,000         101,412
Lancaster Cty., NE (Lincoln Medl. Educ. Foundn.) Rev. ......     NR/NR      5.700    02/01/11         100,000         100,000
Lancaster Cty., NE (Lincoln Medl. Educ. Foundn.) Rev. ......     NR/NR      5.800    02/01/12         175,000         175,000
#Lancaster Cty., NE (Bryan Memorial Hospital) Rev. MBIA.....    Aaa/AAA     5.375    06/01/19       1,400,000       1,418,382
Lancaster Cty., NE School Dist. #1
(Lincoln Public Schools) ...................................     Aa/AAA     5.250    01/15/21         500,000         508,415
Lancaster Cty., NE School Dist. #1
(Lincoln Public Schools) G.O. ..............................     Aa/AAA     5.250    01/15/22         500,000         512,935
#Lancaster Cty., NE School Dist. #145
(Waverly Public Schools) ...................................    Aaa/AAA     5.500    12/01/20       1,240,000       1,286,835
Lincoln Cty., NE School Dist. #005
(Sutherland Public Schools) ................................    Aaa/NR      5.000    12/15/20         225,000         220,919
Lincoln/Lancaster Cty., NE Public Bldg. Community Rev ......     Aa/AA+     5.800    10/15/18         475,000         533,700
#Lincoln/Lancaster Cty., NE Public Bldg. Community Rev. ....     Aa/AA+     5.875    10/15/23         850,000         896,656
Lincoln, NE  Various Purpose GO. ...........................    Aaa/AAA     4.125    06/15/23         500,000         459,470
Lincoln, NE Water Rev. .....................................     Aa/AA+     5.000    08/15/22         575,000         573,557
Madison Cty., NE Hosp. Auth. #001
(Faith Regl. Hlth. Svcs.) Rev. .............................     NR/AA      5.350    07/01/18         250,000         248,628
NE Hgr. Educ. Loan Program Senior Subord. Term MBIA.........    Aaa/AAA     6.250    06/01/18         800,000         865,576
NE Hgr. Educ. Loan Program  Junior Subord. Rev. MBIA........    Aaa/AAA     6.400    06/01/13         300,000         327,321
NE Hgr. Educ. Loan Program Junior Subord. Term MBIA.........    Aaa/AAA     6.450    06/01/18         400,000         434,044
*NE Hgr. Educ. Loan Program Student Loan MBIA...............    Aaa/AAA     5.875    06/01/14       1,265,000       1,318,687
NE Hgr. Educ. Loan Program B Rev. MBIA......................    Aaa/AAA     6.000    06/01/28         100,000          98,701
NE Educ. Finance Auth. (Creighton Univ.) Rev. AMBAC.........    Aaa/AAA     5.950    01/01/11         300,000         327,933
NE Educ. Finance Auth. (Midland Lutheran College)
Rev. G.O. ..................................................     NR/NR      5.550    06/15/18         500,000         474,670
NE Educ. Finance Auth. (Wesleyan Univ.)
Rev. Radian Insured.........................................     NR/AA      5.500    04/01/27       1,000,000       1,029,770
NE Invmt. Finance Auth. (Muirfield Greens)
Multifamily Rev. FHA........................................     Aa/NR      6.800    12/01/15         295,000         301,050
NE Invmt. Finance Auth. (Muirfield Greens)
Multifamily Rev. FHA........................................     Aa/NR      6.850    12/01/25         525,000         534,188
NE Invmt. Finance Auth. (Catholic Hlth. Initiatives) Rev....     Aa/AA      5.125    12/01/17         200,000         197,154
NE Invmt. Finance Auth. Single Family Hsg. Rev. Coll. ......     NR/AAA     6.300    03/01/17          75,000          76,412
*NE Invmt. Finance Auth. Single Family Hsg. Rev. ...........     NR/AAA     6.600    09/01/20         285,000         291,042
NE Invmt. Finance Auth. Single Family Hsg. Rev. VA/FNMA.....     NR/AAA     7.300    09/01/26         125,000         125,381
NE Invmt. Finance Auth. Single Family Hsg. Rev. FHA/GNMA....     NR/AAA     6.500    09/01/18         340,000         348,639
NE Invmt. Finance Auth. Single Family Hsg. Rev. FNMA/GNMA...     NR/AAA     6.400    09/01/26         215,000         218,588
NE Invmt. Finance Auth. Single Family Hsg. Rev. GNMA/FNMA...     NR/AAA     6.250    09/01/28         135,000         137,687
NE Invmt. Finance Auth. Single Family Hsg. Rev. GNMA........     NR/AAA     6.200    09/01/17         225,000         235,847
NE Invmt. Finance Auth. Single Family Hsg. Rev. GNMA........     NR/AAA     6.250    03/01/21         265,000         273,769
*NE Invmt. Finance Auth. Single Family Hsg. Rev. ...........     NR/AAA     6.300    09/01/28         970,000         992,970
NE Invmt. Finance Auth. Single Family Hsg. Rev. GNMA/FNMA...     NR/AAA     6.300    09/01/30         190,000         197,043
NE Invmt. Finance Auth. (Childrens
Healthcare Svcs) Facs. Rev. ................................    Aaa/AAA     5.500    08/15/17         410,000         421,587
#NE Invmt. Finance Auth. (Childrens
Healthcare Svcs.) Rev. .....................................    Aaa/AAA     5.500    08/15/27       1,000,000       1,010,640
NE Invmt. Finance Auth. Multifamily Hsg. Rev. FNMA..........     NR/AAA     6.200    06/01/28         495,000         501,692
NE Invmt. Finance Auth. Multifamily Hsg. Rev. GNMA..........     NR/AAA     6.000    06/01/17         450,000         461,304
NE Invmt. Finance Auth. Multifamily Hsg. Rev. GNMA..........     NR/AAA     6.100    06/01/29         500,000         510,040
NE Invmt. Finance Auth. (Waterbrook) Multifamily Rev. ......    Aaa/AAA     5.600    04/01/07         165,000         177,545
NE Invmt. Finance Auth. (Great
Plains Regl. Medl. Ctr.) Rev. ..............................     NR/AA      6.500    05/15/14         300,000         317,901
NE Invmt. Finance Auth. (Great Plains
Regl. Medl. Ctr.) ASGUA.....................................     NR/AA      5.450    11/15/17         400,000         402,200
Great Plains Regional Med. Cntr.
North Platte Hosp. Rev. Asset Guaranty......................     NR/AA      5.450    11/15/22         750,000         757,080
Omaha, NE Various Purpose  .................................    Aaa/AAA     5.000    05/01/22         250,000         251,870
Omaha, NE Parking Facs. Corp.
(Omaha Park 4\5) Lease Rev. ................................   Aa-1/AA+     5.700    09/15/15         750,000         810,143
Omaha, NE Public Power Dist. Elec. Syst. Rev. ..............     Aa/AA      5.200    02/01/22         500,000         498,520
Omaha, NE Public Power Dist. Elec. Syst. Rev. ..............     NR/AA      6.000    02/01/15         330,000         369,481
Omaha, NE Public Power Dist. Elec. Syst. Rev. ..............     Aa/NR      6.200    02/01/17         650,000         759,616
Omaha, NE (Riverfront Project) Special Obligation ..........     Aa/AA      5.500    02/01/29       1,000,000       1,040,300
Columbus Community Hospital Platte Cty, NE Asset Guaranty...     NR/AA      5.650    05/01/12         100,000         108,965
Columbus Community Hospital Platte Cty, NE Asset Guaranty...     NR/AA      6.150    05/01/30         250,000         262,680
Platte Cty., NE School Dist. #001 (Columbus)
G.O. Bank Qualified.........................................      A/NR      5.000    12/15/19         250,000         242,290
Sarpy Cty., NE SID #052 (Prairie Corners) G.O. .............     NR/NR      6.000    10/01/17         240,000         241,200
Sarpy Cty., NE SID #142 (Fairview) G.O. Ref. ...............     NR/NR      5.850    08/15/17         100,000         100,500
Sarpy Cty, NE School Dist. #046  FSA........................    Aaa/AAA     5.000    12/15/22         200,000         195,290
Univ. of NE Board of Regents Lincoln Parking ...............     Aa/AA-     5.800    06/01/20         620,000         669,371
Univ. of NE (U. of NE - Lincoln Student Fees) Rev. .........     Aa/AA-     5.125    07/01/32         250,000         246,530
                                                                                                                 ------------
TOTAL NEBRASKA MUNICIPAL BONDS (COST: $33,813,190) ..............................................................$ 34,837,840
                                                                                                                 ------------
SHORT-TERM SECURITIES (2.0%)
 Wells Fargo National Tax-Free Money Market (COST: $721,907) ....................................................$    721,907
                                                                                                                 ------------
TOTAL INVESTMENTS IN SECURITIES (COST: $34,535,097) .............................................................$ 35,559,747
OTHER ASSETS LESS LIABILITIES....................................................................................   1,157,860
                                                                                                                 ------------
NET ASSETS.......................................................................................................$ 36,717,607

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

Footnote: Non-rated securities have been determined to be of investment grade quality by the Fund's Manager.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS JULY 31, 2003
------------------------------------

Statement of Assets and Liabilities July 31, 2003
-------------------------------------------------
ASSETS
     Investment in securities, at value (cost: $34,535,097) ..........  $  35,559,747
     Cash.............................................................        179,176
     Accrued interest receivable......................................        504,205
     Accrued dividends receivable.....................................            844
     Receivable for security sales....................................        901,974
     Receivable for fund shares sold..................................         90,233
     Prepaid expenses.................................................          7,025
                                                                      ---------------
        Total Assets..................................................  $  37,243,204
                                                                      ---------------
LIABILITIES
     Dividends payable................................................  $     132,096
     Accrued expenses.................................................         35,273
     Payable for security purchases...................................        247,065
     Payable for fund shares redeemed.................................        111,163
                                                                      ---------------
        Total Liabilities.............................................  $     525,597
                                                                      ---------------

NET ASSETS............................................................  $  36,717,607
                                                                      ===============
NET ASSETS ARE REPRESENTED BY:
     Paid-in capital..................................................  $  38,754,021
     Accumulated undistributed net realized gain (loss) on
     investments......................................................     (3,061,064)
     Unrealized appreciation on investments...........................      1,024,650
                                                                      ---------------
          Total amount representing net assets applicable to
          3,458,937 outstanding shares of no par common
          stock (unlimited shares authorized) ........................  $  36,717,607
                                                                      ===============
Net asset value per share.............................................  $       10.62
                                                                      ===============

The accompanying notes are an integral part of these financial statements.


STATEMENT OF OPERATIONS
For the year ended July 31, 2002
--------------------------------
INVESTMENT INCOME
     Interest.........................................................  $   1,946,086
     Dividends........................................................         13,299
                                                                      ---------------
         Total Investment Income......................................  $   1,959,385
                                                                      ---------------
EXPENSES
     Investment advisory fees.........................................  $     190,066
     Service fees.....................................................         95,033
     Transfer agent fees..............................................         49,473
     Accounting service fees..........................................         42,715
     Custodian fees...................................................          7,721
     Transfer agent out-of-pockets....................................          4,385
     Professional fees................................................          6,800
     Reports to shareholders..........................................          3,801
     Trustees fees....................................................          3,952
     Registration and filing fees.....................................          3,932
     Insurance expense................................................          3,621
                                                                      ---------------
         Total Expenses...............................................  $     411,499
     Less expenses waived or absorbed
     by the Fund's manager............................................        (62,679)
                                                                      ---------------
          Total Net Expenses..........................................  $     348,820
                                                                      ---------------
NET INVESTMENT INCOME.................................................  $   1,610,565
                                                                      ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions..........................................  $      81,742
     Futures transactions.............................................       (778,910)
     Net change in unrealized appreciation (depreciation) of:
     Investments......................................................     (1,230,391)
                                                                      ---------------
          Net Realized And Unrealized Gain (Loss) On
          Investments And Futures.....................................  $  (1,927,559)
                                                                      ---------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS.............................................  $    (316,994)
                                                                      ===============

The accompanying notes are an integral part of these financial statements.



FINANCIAL STATEMENTS JULY 31, 2003
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the year ended July 31, 2003 and the year ended July 31, 2002
-----------------------------------------------------------------
                                                                                  For The                 For The
                                                                                Year Ended              Year Ended
                                                                               July 31, 2003           July 31, 2002
                                                                              ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
     Net investment income....................................................  $   1,610,565            $   1,727,525
     Net realized gain (loss) on investment and futures transactions..........       (697,168)                (596,119)
     Net change in unrealized appreciation (depreciation)
     on investments and futures...............................................     (1,230,391)                 410,380
                                                                              -----------------------------------------
        Net Increase (Decrease) in Net Assets Resulting From Operations.......  $    (316,994)           $   1,541,786
                                                                              -----------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income ($.47 and $.51
     per share, respectively) ................................................  $  (1,606,903)           $  (1,724,430)
     Distributions from net realized gain on investment
     and futures transactions ($.00 and $.00 per share, respectively) ........              0                        0
                                                                              -----------------------------------------
        Total Dividends and Distributions.....................................  $  (1,606,903)           $  (1,724,430)
                                                                              -----------------------------------------
CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of shares.............................................  $   6,195,967            $   4,693,840
     Proceeds from reinvested dividends.......................................      1,101,994                1,177,463
     Cost of shares redeemed..................................................     (5,929,093)              (6,973,707)
                                                                              -----------------------------------------
        Net Increase (Decrease) in Net Assets Resulting
        From Capital Share Transactions.......................................  $   1,368,868            $  (1,102,404)
                                                                              -----------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.......................................  $    (555,029)           $  (1,285,048)

NET ASSETS, BEGINNING OF PERIOD...............................................     37,272,636               38,557,684
                                                                              -----------------------------------------
NET ASSETS, END OF PERIOD.....................................................  $  36,717,607            $  37,272,636
                                                                              =========================================

The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS  JULY 31, 2003
--------------------------------------------

NOTE 1.   ORGANIZATION
          BUSINESS OPERATIONS - The Nebraska Municipal Fund (the "Fund") is an investment portfolio of Ranson Managed Portfolios (the "Trust") registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently four portfolios are offered. Ranson Managed Portfolios is an unincorporated business trust organized under Massachusetts law on August 10, 1990. The Fund had no operations from that date to November 17, 1993, other than matters relating to organization and registration. On November 17, 1993, the Fund commenced its Public Offering of capital shares. The investment objective of the Fund is to provide its shareholders with as high a level of current income exempt from both federal and Nebraska income taxes as is consistent with preservation of capital. The Fund will seek to achieve this objective by investing primarily in a portfolio of Nebraska municipal securities. Shares of the Fund are offered at net asset value plus a maximum sales charge of 4.25% of the offering price.

NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          INVESTMENT SECURITY VALUATION - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by Ranson Capital Corporation ("Ranson"). The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

          The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

          FEDERAL AND STATE INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. Of the ordinary income distributions declared for the year ended July 31, 2003, 100% were exempt from federal income taxes.

          The Fund has unexpired capital loss carryforwards for tax purposes as of July 31, 2003 totaling $3,080,475, which may be used to offset capital gains. The capital loss carryforward amounts will expire in each of the years ended July 31 as shown in the table below.


                          Year             Unexpired Capital Losses
                          ----             ------------------------
                          2004                      415,126
                          2005                      616,730
                          2006                      383,905
                          2007                            0
                          2008                      199,861
                          2009                      158,911
                          2010                      591,993
                          2011                      713,949


          DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed at least annually.

          PREMIUMS AND DISCOUNTS - Premiums and discounts on municipal securities are amortized for financial reporting purposes. On August 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide - Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized. Prior to August 1, 2001, the Fund recognized market discount at time of disposition as gain or loss. Upon adoption, the Fund adjusted the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The effect of this cumulative adjustment was $14,098 for the Fund. The Financial Highlights for prior periods have not been restated to reflect this change in presentation. This change had no effect on the Fund's net assets or total return.

          OTHER - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

          Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

          FUTURES CONTRACTS - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

          A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as a realized gain
          (loss) for Federal income tax purposes.

          Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

          Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.


          USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3.   CAPITAL SHARE TRANSACTIONS
          As of July 31, 2003, there were unlimited shares of no par authorized; 3,458,937 and 3,336,190 shares were outstanding at July 31, 2003 and July 31, 2002, respectively.

          Transactions in capital shares were as follows:


                                                               Shares
                                                               ------
                                                     For The             For The
                                                   Year Ended          Year Ended
                                                  July 31, 2003       July 31, 2002
                                                 ----------------------------------
Shares sold......................................    564,203              416,460
Shares issued on reinvestment of dividends.......    100,043              104,347
Shares redeemed..................................   (541,499)           (618,790)
                                                 ----------------------------------
Net increase (decrease) .........................    122,747             (97,983)
                                                 ==================================

NOTE 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES Ranson Capital Corporation, the Fund's investment adviser and underwriter; Integrity Fund Services, Inc., the Fund's transfer and accounting services agent; and ND Capital, Inc., the Fund's agent for the purchase of certain investment securities; are subsidiaries of Integrity Mutual Funds, Inc., the Fund's sponsor.

          The Fund has engaged Ranson Capital Corporation to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.50% of the Fund's average daily net assets. The Fund has recognized $190,066 of investment advisory fees for the year ended July 31, 2003. The Fund has a payable to Ranson Capital Corporation of $15,889 at July 31, 2003, for investment advisory fees. Certain officers and trustees of the Fund are also officers and directors of the investment adviser.

          The Fund pays an annual service fee to Ranson Capital Corporation (Ranson), its principal underwriter, for certain expenses incurred by Ranson in connection with the distribution of the Fund's shares. The annual fee paid to Ranson is calculated daily and paid monthly by the Fund at the annual rate of 0.25% of the average daily net assets of the Fund. The Fund has recognized $32,354 of service fee expenses after partial waiver for the year ended July 31, 2003. The Fund has a payable to Ranson of $3,583 at July 31, 2003, for service fees.

          Integrity Fund Services, Inc. (the transfer agent) provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $49,473 of transfer agency fees for the year ended July 31, 2003. The Fund has a payable to Integrity Fund Services, Inc. of $4,192 at July 31, 2003, for transfer agency fees. Integrity Fund Services, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $42,715 of accounting service fees for the year ended July 31, 2003. The Fund has a payable to Integrity Fund Services, Inc. of $3,589 at July 31, 2003, for accounting service fees.

NOTE 5.   INVESTMENT SECURITY TRANSACTIONS
          The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $3,427,657 and $3,750,534, respectively, for the year ended July 31, 2003.

NOTE 6.   INVESTMENT IN SECURITIES
          At July 31, 2003, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $34,535,097. The net unrealized appreciation of investments based on the cost was $1,024,650, which is comprised of $1,252,505 aggregate gross unrealized appreciation and $227,855 aggregate gross unrealized depreciation.




FINANCIAL HIGHLIGHTS
--------------------
Selected per share data and ratios for the period indicated

                                               For The          For The          For The          For The          For The
                                             Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                                           July 31, 2003    July 31, 2002    July 31, 2001    July 31, 2000    July 30, 1999
                                           ----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......  $   11.17        $   11.23        $   10.71        $   11.01       $   11.13
                                           ----------------------------------------------------------------------------------
Income from Investment Operations:
     Net investment income.................  $     .47        $     .51        $     .53        $     .54       $     .54
     Net realized and unrealized gain
     (loss) on investment and futures
     transactions..........................       (.55)            (.06)             .52             (.30)           (.12)
                                           ----------------------------------------------------------------------------------
        Total Income (Loss) From Investment
        Operations.........................  $    (.08)       $     .45        $    1.05        $     .24       $     .42
                                           ----------------------------------------------------------------------------------
Less Distributions:
     Dividends from net investment income..  $    (.47)       $    (.51)       $    (.53)       $    (.54)      $    (.54)
     Distributions from net capital gains..        .00              .00              .00              .00             .00
                                           ----------------------------------------------------------------------------------
        Total Distributions................  $    (.47)       $    (.51)       $    (.53)       $    (.54)      $    (.54)

NET ASSET VALUE, END OF PERIOD.............  $   10.62        $   11.17        $   11.23        $   10.71       $   11.01

Total Return...............................      (0.81)%(A)        4.06%(A)        10.02%(A)         2.28%(A)        3.82%(A)


RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period
     (in thousands) .......................  $  36,718        $  37,273        $  38,558        $  38,171       $  41,943
     Ratio of net expenses (after expense
     assumption) to average net assets.....       0.92%(B)         0.82%(B)         0.78%(B)         0.75%(B)        0.70%(B)
     Ratio of net investment income to
     average net assets....................       4.24%            4.52%            4.82%            5.02%           4.83%
     Portfolio turnover rate...............       9.48%           13.08%           16.89%           11.42%          12.58%

(A)  Excludes maximum sales charge of 4.25%.
(B) During the periods indicated above, Integrity Mutual Funds, Inc. or Ranson Capital Corporation assumed/waived expenses of $62,679, $99,292, $113,493, $124,718, and $119,949, respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 1.08%, 1.08%, 1.08%, 1.07%, and 1.10%, respectively.

The accompanying notes are an integral part of these financial statements.

                             TAX INFORMATION
                             ---------------

FOR THE YEAR ENDED JULY 31, 2003 (UNAUDITED)

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the Fund were earned from the following sources:


DIVIDENDS AND DISTRIBUTIONS PER SHARE
-------------------------------------

To Shareholders                                   From Net               From Net Realized           From Net Realized
of Record                Payment Date         Investment Income          Short-Term Gains            Long-Term Gains
-----------------------------------------------------------------------------------------------------------------------
August 29, 2002          August 30, 2002      $      0.041309                   -                          -
September 27, 2002       September 30, 2002          0.040192                   -                          -
October 30, 2002         October 31, 2002            0.039208                   -                          -
November 28, 2002        November 29, 2002           0.037950                   -                          -
December 30, 2002        December 31, 2002           0.041415                   -                          -
January 30, 2003         January 31, 2003            0.038431                   -                          -
February 27, 2003        February 28, 2003           0.039249                   -                          -
March 28, 2003           March 31, 2003              0.037521                   -                          -
April 29, 2003           April 30, 2003              0.037841                   -                          -
May 29, 2003             May 30, 2003                0.037553                   -                          -
June 27, 2003            June 30, 2003               0.037606                   -                          -
July 30, 2003            July 31, 2003               0.037615                   -                          -

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS.



                   INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Trustees of The Nebraska Municipal Fund

We have audited the accompanying statement of assets and liabilities of The Nebraska Municipal Fund (one of the portfolios constituting Ranson Managed Portfolios), including the schedule of investments, as of July 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Nebraska Municipal Fund of the Ranson Managed Portfolios as of July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period than ended, and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota   USA
September 5, 2003





THE OKLAHOMA MUNICIPAL FUND

DEAR SHAREHOLDER:
-----------------

Enclosed is the annual report of the operations for The Oklahoma Municipal Fund (the "Fund") for the year ended July 31, 2003. The Fund's portfolio and related financial statements are presented within for your review.

There continues to be a powerful tug-of-war between massive policy reflation and the lingering after-effects of the various shocks that have hit the economy during the past three years, beginning with the burst of the tech bubble, followed by 9/11, corporate scandals, two wars, and a spike in energy prices. Yet, the economy suffered its mildest recession on record in 2000/2001. The economy's performance in the face of so many adverse events reflects the effects of powerful monetary and fiscal stimulus as well as the economy's underlying resilience.

There are few things one can be sure of regarding the economic and financial outlook. However, we are very confident that short-term rates will stay low for awhile. This underlines the Federal Reserve's determination to ensure a sustained expansion in the economy and to avert the threat of deflation.

By keeping interest rates low for an extended period, the Federal Reserve will force-feed the economy and financial system with liquidity. This is certain to create many distortions, bubbles, and excesses. The danger will be when the time comes to begin to re-normalize rates. It is hard to see how the Federal Reserve can do this without causing turmoil in the markets.

During the period the Fund utilized defensive positions designed to provide share price stability. U.S. Treasury futures were used to hedge a portion of the portfolio with the results being tempered share price as rates fell to forty-year lows in mid June and stabilized share price as bonds plummeted in one of the worst sell-offs in bond market history through the end of July. The Federal Reserve is trying to encourage investors to buy long-term yields. Yet, they are targeting a stronger economy and increased inflation, two events that will ensure that longer-term rates purchased at current yields will become a losing proposition. Risk management is important in this market environment.

An important part of the Fund's strategy includes searching the primary and secondary markets for high quality double exempt issues. Portfolio quality for the year ended July 31, 2003 were represented as follows: AAA 63.4%, AA 14.8%, A 8.4%, BBB 5.0%, B- 3.0%, and NR 5.4%. High quality current income exempt from Federal and Oklahoma income tax remain the primary objectives of the Fund.




Sincerely,




The Portfolio Management Team



TERMS & DEFINITIONS   JULY 31, 2003 (UNAUDITED)
-----------------------------------------------


APPRECIATION
   Increase in value of an asset.

AVERAGE ANNUAL TOTAL RETURN
   A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis, assuming all distributions are reinvested.

COUPON RATE OR FACE RATE
   The rate of interest payable annually, based on the face amount of the bond; expressed as a percentage.

DEPRECIATION
   Decrease in value of an asset.

LEHMAN BROTHERS MUNICIPAL BOND INDEX
   An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

MARKET VALUE
   Actual (or estimated) price at which a bond trades in the market place.

MATURITY
   A measure of the term or life of a bond in years. When a bond "matures," the issuer repays the principal.

NET ASSET VALUE (NAV)
   The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial sales charge.

QUALITY RATINGS
   A designation assigned by independent rating companies to give a relative indication of a bond's credit worthiness. "AAA," "AA," "A," and "BBB" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D".

TOTAL RETURN
   Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.




PERFORMANCE & COMPOSITION
-------------------------
Portfolio Quality Ratings
-------------------------
(based on Total Long-Term Investments)
[pie chart]
AAA                        63.4%
AA                         14.8%
A                           8.4%
BBB                         5.0%
B1/B-                       3.0%
NR                          5.4%

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by Ranson Capital Corporation, the investment adviser.


Portfolio Market Sectors
------------------------
(as a % of Net Assets)
[pie chart]
S-School                  42.3%
U-Utilities               12.5%
HC-Health Care             9.9%
G-Government               8.7%
O-Other                    8.4%
W/S-Water/Sewer            7.2%
T-Transportation           5.8%
H-Housing                  2.6%
I-Industrial               2.6%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.
These percentages are subject to change.


                                  COMPARATIVE INDEX GRAPH
                                  -----------------------
[line graph]
Comparison of change in value of a $10,000 investment in The Oklahoma Municipal
Fund and the Lehman Brothers Municipal Bond Index

                     The Oklahoma Municipal          The Oklahoma Municipal              Lehman Brothers
                     Fund w/o sales charge          Fund w/ max sales charge           Municipal Bond Index
------------------------------------------------------------------------------------------------------------
09/25/1996                  $10,000                         $ 9,575                          $10,000
1997                        $10,779                         $10,321                          $11,027
1998                        $11,186                         $10,711                          $11,687
1999                        $11,662                         $11,166                          $12,024
2000                        $11,648                         $11,153                          $12,542
2001                        $12,787                         $12,243                          $13,808
2002                        $13,484                         $12,911                          $14,735
2003                        $13,522                         $12,947                          $15,264


                                     AVERAGE ANNUAL TOTAL RETURNS
                                    FOR PERIODS ENDING JULY 31, 2003
                                    --------------------------------
                                                                                         Since Inception
                                     1 year            5 year          10 year         (September 25, 1996)
-----------------------------------------------------------------------------------------------------------
Without sales charge                  0.28%             3.86%            N/A                    4.50%
With sales charge (4.25%)            (3.98)%            2.97%            N/A                    3.84%


PUTTING PERFORMANCE INTO PERSPECTIVE
-------------------------------------
Returns are historical and are not a guarantee of future results. The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in Oklahoma municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends. The Fund's share price, yields, and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.


                              KEY STATISTICS
                              --------------

07-31-2002 NAV (share value)                $11.54
07-31-2003 NAV                              $11.09
Average Maturity                             19.5 years
Number of Issues                             85
Total Net Assets                            $31,798,793


MANAGEMENT OF THE FUND

   The Board of Ranson Managed Portfolios consists of four Trustees. These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the four series of Ranson Managed Portfolios, and the two series of The Integrity Funds. Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the "independent" Trustees. The remaining Trustee and executive officers are "interested" by virtue of their affiliation with the Investment Adviser and its affiliates.

   The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.


INDEPENDENT TRUSTEES

                                                                                           Number of             Other
                                                                                           Portfolios        Directorships
Name, Address        Position(s) Held       Term and       Principal Occupation(s)       Overseen In The      Held Outside
  and Age            with Registrant     Length Served     During Past 5 Years            Fund Complex *    The Fund Complex
-----------------------------------------------------------------------------------------------------------------------------
Lynn W. Aas              Trustee         Since January     Retired; Attorney; Director,         8                  None
904 NW 27th                                   1996          Integrity Mutual Funds, Inc.
Minot, ND 58703                                            (formerly known as ND Holdings,
82                                                         Inc.) (May 1988 to August
                                                           1994), ND Insured Income
                                                           Fund, Inc. (December 1994
                                                           to August 1999), ND Tax-Free
                                                           Fund, Inc. (since December
                                                           1994), Montana Tax-Free Fund,
                                                           Inc. (since December 1994),
                                                           South Dakota Tax-Free Fund,
                                                           Inc. (since December 1994),
                                                           Integrity Fund of Funds, Inc.,
                                                           and Integrity Small-Cap Fund
                                                           of Funds, Inc. (since September
                                                           1998); Director, First Western
                                                           Bank & Trust.

Orlin W. Backes          Trustee         Since January     Attorney, McGee, Hankla, Backes     10             Director, First
15 2nd Ave.,                                 1996          & Dobrovolny, P.C.; Director,                      Western Bank &
SW - Ste. 305                                              ND Tax-Free Fund, Inc.                                  Trust
Minot, ND 58701                                            (since April 1995), ND Insured
68                                                         Income Fund, Inc. (March 1995
                                                           to August 1999), Montana Tax-
                                                           Free Fund, Inc. (since April
                                                           1995), South Dakota Tax-Free
                                                           Fund, Inc. (since April 1995),
                                                           Integrity Fund of Funds, Inc.
                                                           (since April 1995), Integrity
                                                           Small-Cap Fund of Funds, Inc.
                                                           (since September 1998); Director,
                                                           First Western Bank & Trust.

R. James Maxson          Trustee        Since January      Attorney, Maxson Law Office       10                      None
Town & Country                               1999          (since November 2002); Attorney,
Center, 1015 S.                                            McGee, Hankla, Backes & Dobrovolny,
Broadway Suite 15                                          P.C. (April 2000 to November
Minot, ND 58701                                            2002); Attorney, Farhart, Lian
55                                                         and Maxson, P.C. (March 1976 to
                                                           March 2000); Director,  ND Tax-
                                                           Free Fund, Inc. (since January
                                                           1999), Montana Tax-Free Fund,
                                                           Inc. (since January 1999), South
                                                           Dakota Tax-Free Fund, Inc.
                                                           (since January 1999), Integrity
                                                           Fund of Funds, Inc. (since
                                                           January 1999), and Integrity
                                                           Small-Cap Fund of Funds, Inc.
                                                           (since January 1999).
-------------------------------

   The Fund Complex consists of the four funds in the Integrity family of funds, the four series of Ranson Managed Portfolios, and the two series of The Integrity Funds.

   The Statement of Additional Information contains more information about the Fund's Trustees and is available without charge upon request by calling Ranson Capital Corporation at (800) 276-1262.



   The Interested Trustee and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and executive officer, and other directorships, if any, held outside the Fund Complex, are shown below.


INTERESTED TRUSTEE AND EXECUTIVE OFFICERS

                                                                                           Number of             Other
                                                                                           Portfolios        Directorships
Name, Address        Position(s) Held       Term and       Principal Occupation(s)       Overseen In The      Held Outside
  and Age            with Registrant     Length Served     During Past 5 Years            Fund Complex *    The Fund Complex
-----------------------------------------------------------------------------------------------------------------------------
**Peter A. Quist      Vice President     Since January      Attorney; Director and Vice         4               Director, ARM
1 North Main          and Secretary         1996            President, Integrity Mutual                          Securities
Minot, ND 58703                                             Funds, Inc.(formerly known as                        Corporation
69                                                          ND Holdings, Inc.); Director,
                                                            Vice President and Secretary,
                                                            ND Money Management, Inc., ND
                                                            Capital, Inc., ND Resources,
                                                            Inc., ND Tax-Free Fund, Inc.,
                                                            ND Insured Income Fund, Inc.
                                                            (November 1990 to August 1999),
                                                            Montana Tax-Free Fund, Inc.,
                                                            South Dakota Tax-Free Fund,
                                                            Inc. (since April 1995),
                                                            Integrity Fund of Funds, Inc.,
                                                            Integrity Small-Cap Fund of
                                                            Funds, Inc. (since September
                                                            1998), The Ranson Company,
                                                            Inc. (January 1996 to February
                                                            1997), Ranson Capital
                                                            Corporation (since January 1996);
                                                            Director, ARM Securities
                                                            Corporation (since May 2000).

**Robert E. Walstad  Trustee, Chairman,  Since January      Director (since September 1987),    10             Director, ARM
1 North Main         President, and          1996           President (September 1987 to                         Securities
Minot, ND 58703      Treasurer                              October 2001) (since September                      Corporation;
58                                                          2002), Integrity Mutual Funds,                    Director, Magic
                                                            Inc.; Director, President and                         Internet
                                                            Treasurer, Integrity Money                            Services,
                                                            Management, Inc., ND Capital, Inc.,               Inc.; Director,
                                                            ND Resources, Inc., ND Tax-Free                       Capital
                                                            Fund, Inc., ND Insured Income                         Financial
                                                            Fund, Inc. (November 1990 to                       Services, Inc.
                                                            August 1999), Montana Tax-Free
                                                            Fund, Inc., South Dakota Tax-
                                                            Free Fund, Inc., Integrity Fund
                                                            of Funds, Inc., and Integrity
                                                            Small-Cap Fund of Funds, Inc.;
                                                            Trustee, Chairman, President,
                                                            and Treasurer, Ranson Managed
                                                            Portfolios; Director, President,
                                                            CEO, and Treasurer, The Ranson
                                                            Company, Inc. (January 1996 to
                                                            February 1997), and Ranson
                                                            Capital Corporation; Director
                                                            (since October 1999), President
                                                            (October 1999 to October 2001),
                                                            Magic Internet Services, Inc.;
                                                            Director (since May 2000),
                                                            President (May 2000 to October
                                                            2001) (since September 2002),
                                                            ARM Securities Corporation;
                                                            Director, CEO, Chairman (since
                                                            January 2002), President (since
                                                            September 2002), Capital Financial
                                                            Services, Inc.; Trustee, The
                                                            Integrity Funds.
----------------------------

* The Fund Complex consists of the four funds in the Integrity family of funds, the four series of Ranson Managed Portfolios, and the two series of The Integrity Funds.

** Trustees and/or executive officers who are "interested persons" of the Funds as defined in the Investment Company Act of 1940. Messrs. Quist and Walstad are interested persons by virtue of being officers and directors of the Fund's Investment Adviser and Principal Underwriter.

The Statement of Additional Information contains more information about the Fund's Trustees and is available without charge upon request by calling Ranson Capital Corporation at (800) 276-1262.


INDEPENDENT TRUSTEES

  [PHOTO]                [PHOTO]                    [PHOTO]
Lynn W. Aas          Orlin W. Backes           R. James Maxson



INTERESTED TRUSTEE AND EXECUTIVE OFFICERS

    [PHOTO]                      [PHOTO]
Peter A. Quist             Robert E. Walstad


SCHEDULE OF INVESTMENTS  JULY 31, 2003
-------------------------------------

NAME OF ISSUER                                                  Rating
Percentages represent the market value of each                (Unaudited)  Coupon                    Principal       Market
investment category to total net assets                       Moody's/S&P   Rate     Maturity         Amount          Value
-----------------------------------------------------------------------------------------------------------------------------
OKLAHOMA MUNICIPAL BONDS (97.5%)
Broken Arrow, OK Unlimited GO FSA............................   Aaa/AAA     4.000%   08/01/18     $    250,000   $   237,762
Claremore, OK Student Hsg. Rev. (Rogers University) ACA......    NR/A       5.750    09/01/34          500,000       511,700
Edmond Economic Dev. Auth., OK Student Housing Rev. .........Baa-3/NR       5.375    12/01/19          100,000        93,769
#Edmond Economic Dev. Auth., OK Student Housing Rev. ........Baa-3/NR       5.500    12/01/28          865,000       784,529
Edmond Public Works Sales Tax & Utility Rev. AMBAC...........  Aaa/AAA      4.750    07/01/23          200,000       196,224
Garfield Cty., Criminal Justice Auth.
(Enid, OK) Rev. MBIA.........................................  Aaa/NR       4.500    04/01/18          250,000       246,472
Grand River Dam Auth., OK FSA................................  Aaa/AAA      5.000    06/01/12          500,000       539,585
*Grand River Dam Auth., OK Rev. AMBAC........................  Aaa/AAA      6.250    06/01/11          210,000       246,288
Grand River Dam Auth., OK Rev. Ref. AMBAC....................  Aaa/AAA      5.500    06/01/13          700,000       782,894
Jackson Cty, OK Sales Tax Rev. AMBAC.........................  Aaa/AAA      5.000    10/01/22          500,000       495,600
Mannford Public Works Auth. .................................   NR/BBB+     6.000    04/01/27          300,000       303,861
Mannford Public Works Auth. .................................   NR/BBB+     5.900    04/01/32          250,000       249,365
McAlester OK. Public Works Auth. FSA.........................  Aaa/NR       5.100    02/01/30          100,000        99,785
Norman, OK (Regl. Hospital) Auth. Asset Guaranty.............   NR/AA       5.250    09/01/16          180,000       181,103
OK Agric. & Mech. Colleges (OK St. Univ.)
Athletic Facs. AMBAC.........................................  Aaa/NR       5.000    08/01/24          300,000       296,253
*OK Board of Regents (Oklahoma City Community
College) Student Rev. AMBAC..................................  Aaa/AAA      5.550    07/01/22          750,000       781,695
OK Board of Regents (Univ. of Central
OK Parking) Rev. AMBAC.......................................  Aaa/NR       4.125    06/01/23          250,000       227,705
OK Board of Regents (Univ. of Central OK) AMBAC..............  Aaa/AAA      5.600    08/01/20          150,000       158,806
OK Board of Regents (Univ. of Central OK) AMBAC..............  Aaa/AAA      5.700    08/01/25          390,000       410,374
OK Board of Regents (University of OK
Athletic Fac.) Rev. MBIA.....................................  Aaa/NR       5.250    06/01/26          500,000       503,520
OK Capital Impvt. Auth. (Dept. of Corrections) Rev. AMBAC....  Aaa/AAA      5.000    05/01/18          500,000       509,900
OK Capital Impvt. Auth. (State Fac.) Rev. MBIA...............  Aaa/AAA      5.500    09/01/19          100,000       104,771
OK Capital Impvt. Auth. (State Highway) Rev. MBIA............  Aaa/AAA      5.000    06/01/14          250,000       267,237
OK Capital Impvt. Auth. (State Office Building) Rev. ........  A-1/NR       5.500    10/01/16          105,000       110,070
OK Colleges Brd. of Regents (East Central Univ.) AMBAC.......  Aaa/NR       4.350    08/01/22          115,000       106,568
OK Colleges Brd. of Regents (East Central Univ.) AMBAC.......  Aaa/NR       4.400    08/01/23          115,000       107,050
OK Colleges Brd. of Regents (East Central Univ.) AMBAC.......  Aaa/NR       4.550    08/01/33        1,000,000       922,620
OK Colleges Brd. of Regents (NE State Univ. Ctr.) Rev. FSA...  Aaa/AAA      5.100    03/01/16          140,000       143,968
OK Colleges Brd. of Regents (NE State Univ. Ctr.) Rev. FSA...  Aaa/AAA      5.150    03/01/21          100,000        99,057
OK Devl. Finance Auth. (Central OK Univ.) ................... Aa-3/AA       5.300    12/01/18          100,000       102,000
OK Devl. Finance Auth. (Comanche County Hosp.) ..............   NR/BBB-     5.625    07/01/09          105,000       106,689
OK Devl. Finance Auth. (DHS Lease Rev.) Series 2000A MBIA....  Aaa/NR       5.600    03/01/15          280,000       308,017
#OK Devl. Finance Auth. (Hillcrest
Healthcare Syst.) Rev. Ref. .................................   B1/B-       5.625    08/15/19        1,000,000       730,000
OK Devl. Finance Auth. (Hillcrest
Healthcare Syst.) Rev. Ref. .................................   B1/B-       5.625    08/15/29          295,000       206,500
OK Devl. Finance Auth. (Integris Baptist
Medical Center) AMBAC........................................  Aaa/AAA      5.600    06/01/20          250,000       253,267
OK Devl. Finance Auth. (Langston Univ.
Athletic Facs.) Rev. ........................................   NR/NR       5.250    12/01/23          500,000       481,655
OK Devl. Finance Auth. (Langston Univ. Stadium) .............   NR/AA       5.000    07/01/27          250,000       252,185
OK Devl. Finance Auth. (OK Dept. of
Corrections McLoud Fac.) FGIC................................  Aaa/AAA      4.600    04/01/22          250,000       241,665
OK Devl. Finance Auth. (OK Dept. of
Corrections McLoud Fac.) FGIC................................  Aaa/AAA      4.650    04/01/23          250,000       242,560
OK Devl. Finance Auth. (OK State Syst. Higher Ed.) AMBAC.....  Aaa/AAA      4.900    12/01/22          200,000       197,932
*OK Devl. Finance Auth. (Oklahoma
City Univ.) Rev. Ref. AMBAC..................................  Aaa/AAA      5.125    06/01/17          555,000       574,353
OK Devl. Finance Auth. (Seminole State College) .............   NR/AA       5.125    12/01/27          150,000       152,175
OK Devl. Finance Auth. (Southern Nazarene Univ.) Rev. .......   NR/NR       6.200    11/01/07          100,000       103,488
OK Devl. Finance Auth. (Southern Nazarene Univ.) Rev. .......   NR/NR       6.500    11/01/13           75,000        77,641
OK Devl. Finance Auth. (Southern Nazarene Univ.) Rev. .......   NR/NR       5.750    03/01/13          400,000       409,080
#OK Devl. Finance Auth. (Southern Nazarene Univ.) Rev. ......   NR/NR       6.000    03/01/18          600,000       604,548
OK Devl. Finance Auth. (St. Ann's Retirement
Village) Rev. MBIA...........................................  Aaa/NR       5.000    12/01/28          500,000       493,440
OK Devl. Finance Auth. (St. John Health Syst.) Rev. Ref. .... Aa-3/AA       5.750    02/15/25          500,000       512,600
OK Devl. Finance Auth. (St. John Health Syst.) Rev. Ref. .... Aa-3/AA       6.000    02/15/29          400,000       420,320
*OK Devl. Finance Auth. (Tulsa Vo
Tech Dist. Prj.) Public Facs. Rev. AMBAC..................... Aaa/AAA       5.100    08/01/15          750,000       782,812
OK Housing Finance Agency Single Family Homeownership........ Aaa/NR        5.250    09/01/21          185,000       186,857
*OK Housing Finance Agency Single
Family Homeownership GNMA.................................... Aaa/NR        5.375    03/01/20          485,000       496,669
OK Housing Finance Agency Single Family
Homeownership GNMA/FNMA...................................... Aaa/NR        5.850    09/01/20          125,000       129,469
OK State G.O. (OK Building Commission) FGIC.................. Aaa/AAA       3.700    07/15/18          100,000        91,843
OK State G.O. (OK Building Commission) FGIC.................. Aaa/AAA       5.000    07/15/18        1,600,000     1,679,328
OK State Indl. Auth. Lease (OK Cnty.
Parking Fac.) Rev. MBIA...................................... Aaa/AAA       4.350    07/01/19          190,000       182,826
OK State Indl. Auth. Lease (OK
Cnty. Parking Fac.) Rev. MBIA................................ Aaa/AAA       4.400    07/01/20          200,000       192,276
OK State Indl. Finance Auth. G.O. ...........................Aa-3/NR        5.000    04/01/13          150,000       145,620
*OK State Indl. Finance Auth. G.O. ..........................Aa-3/NR        6.050    02/01/15          285,000       289,594
OK State Municipal Power Auth. Rev. MBIA..................... Aaa/AAA       5.750    01/01/24        1,155,000     1,312,092
*OK State Student Loan Auth. ................................ Aaa/AAA       5.625    06/01/31          685,000       683,849
OK State Turnpike Auth. FGIC................................. Aaa/AAA       5.250    01/01/12          225,000       245,538
OK State Water (Loan Program) Rev. ..........................  NR/AA+       6.250    10/01/12          125,000       128,678
OK State Water (Loan Program) Rev. ..........................  NR/AA+       5.400    09/01/15          105,000       111,643
*OK State Water (Loan Program) Rev. .........................  NR/AA+       5.100    09/01/16          415,000       426,288
OK State Water Resources Board Rev. .........................  NR/AA+       5.050    10/01/22          200,000       200,718
OK State Water Resources Board Rev. .........................  NR/AA+.......5.125    10/01/27          500,000       505,840
OK State Water Resources Board Rev. .........................  NR/AA+       4.625    10/01/18          435,000       427,553
OK State Water Resources Loan Rev. ..........................  NR/AA+       5.100    10/01/27          500,000       499,940
OK Student Loan Auth. .......................................   A/NR        6.350    09/01/25          280,000       296,559
OK Student Loan Auth. MBIA................................... Aaa/AAA       5.300    12/01/32          450,000       441,499
#Okmulgee Public Works Auth. Capital
Improvement Rev. MBIA........................................ Aaa/AAA       5.125    08/01/30          750,000       753,278
Okmulgee Public Works Auth. Capital Improvement Rev. MBIA.... Aaa/AAA       4.800    10/01/27          500,000       488,065
Rural Enterprises, OK Inc. OK Govt. Fin.
(Cleveland Cty. Hlth.) MBIA.................................. Aaa/NR        5.000    11/01/21          250,000       248,718
Rural Enterprises, OK Inc. Okmulgee
Student Housing Proj. ACA....................................  NR/A         5.750    12/01/30          250,000       256,218
Rural Enterprises, OK Inc. Okmulgee Student
Housing Proj., Series A ALA..................................  NR/A         5.625    12/01/20          140,000       147,167
Rural Enterprises, OK Inc. Okmulgee
Student Housing Proj., Series A ACA..........................  NR/A         5.700    12/01/25          220,000       226,554
Rural Enterprises, OK Inc. Student Hsg.
(Connors College) ACA........................................  NR/A         5.650    11/01/31          100,000       101,779
Rural Enterprises, OK Inc. Student Hsg.
(Connors College) ACA........................................  NR/A         5.550    11/01/21          250,000       261,413
Rural Enterprises, OK Inc. USAOF Student Housing ACA.........  NR/A         5.550    11/01/21          250,000       259,608
Rural Enterprises, OK Inc. USAOF Student Housing ACA.........  NR/A         5.650    11/01/31          250,000       254,448
Sapulpa Municipal Authority Utility Rev. FSA................. Aaa/AAA       5.125    01/01/32          250,000       251,018
Tulsa Cnty, Indl. Auth. Recreation Facs. ....................  NR/AA        4.700    09/01/24          500,000       474,900
University of OK Board of Regents (Research Fac.) Rev. ...... Aaa/NR        4.800    03/01/28          670,000       650,114
University of OK Board of Regents Student Hsg. Rev. FGIC..... Aaa/NR        5.000    11/01/27        1,000,000       992,910
                                                                                                                 -----------

TOTAL OKLAHOMA MUNICIPAL BONDS (COST:  $31,378,027) .............................................................$31,012,327
                                                                                                                 -----------
SHORT-TERM SECURITIES (5.3%)
Wells Fargo National Tax-Free Money Market.......................................................................$ 1,120,000
Goldman Sachs Financial Square Money Market......................................................................    574,659
                                                                                                                 -----------
TOTAL SHORT-TERM SECURITIES (COST: $1,694,659) ..................................................................$ 1,694,659
                                                                                                                 -----------
TOTAL INVESTMENTS IN SECURITIES (COST:  $33,072,686) ............................................................$32,706,986
OTHER ASSETS LESS LIABILITIES....................................................................................   (908,193)
                                                                                                                 -----------
NET ASSETS.......................................................................................................$31,798,793
                                                                                                                 ===========

* Indicates bonds are segregated by the custodian to cover when-issued or delayed delivery purchases.

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

Footnote: Non-rated (NR) investments have been determined to be of investment grade quality by the Fund's Manager.

The accompanying notes are an integral part of these financial statements.


FINANCIAL STATEMENTS JULY 31, 2003
------------------------------------

Statement of Assets and Liabilities July 31, 2003
-------------------------------------------------
ASSETS
     Investment in securities, at value (cost: $33,072,686).............  $  32,706,986
     Cash...............................................................        169,593
     Accrued interest receivable........................................        446,298
     Accrued dividends receivable.......................................          1,144
     Receivable for fund shares sold....................................         62,630
     Prepaid expenses...................................................          5,573
                                                                        ---------------
        Total Assets....................................................  $  33,392,224
                                                                        ---------------
LIABILITIES
     Security purchase payable..........................................  $   1,462,183
     Payable for fund shares redeemed...................................         12,667
     Dividends payable..................................................         96,763
     Accrued expenses...................................................         21,818
                                                                        ---------------
        Total Liabilities...............................................  $   1,593,431
                                                                        ---------------
NET ASSETS..............................................................  $  31,798,793
                                                                        ===============

NET ASSETS ARE REPRESENTED BY:
     Paid-in capital....................................................  $  33,260,409
     Accumulated undistributed net realized gain
     (loss) on investments..............................................     (1,095,916)
     Unrealized depreciation on investments.............................       (365,700)
                                                                        ---------------
          Total amount representing net assets applicable to
          2,868,263 outstanding shares of no par common
          stock (unlimited shares authorized) ..........................  $  31,798,793
                                                                        ===============
Net asset value per share...............................................  $       11.09
                                                                        ===============

The accompanying notes are an integral part of these financial statements.


STATEMENT OF OPERATIONS
For the year ended July 31, 2002
--------------------------------
INVESTMENT INCOME
     Interest...........................................................  $   1,280,119
     Dividends..........................................................         11,082
                                                                        ---------------
         Total Investment Income........................................  $   1,291,201
                                                                        ---------------
EXPENSES
     Investment advisory fees...........................................  $     132,841
     Service fees.......................................................         66,420
     Transfer agent fees................................................         37,591
     Accounting service fees............................................         37,098
     Custodian fees.....................................................          5,306
     Registration and filing fees.......................................          2,228
     Transfer agent out-of-pocket expenses..............................            850
     Trustees fees......................................................          3,214
     Reports to shareholders............................................          1,962
     Professional fees..................................................          6,199
     Insurance expense..................................................          2,136
                                                                        ---------------
         Total Expenses.................................................  $     295,845
     Less expenses waived or absorbed
     by the Fund's manager..............................................       (124,432)
                                                                        ---------------
         Total Net Expenses.............................................  $     171,413
                                                                        ---------------
NET INVESTMENT INCOME...................................................  $   1,119,788
                                                                        ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions............................................  $     (74,795)
     Futures transactions...............................................       (337,391)
     Net change in unrealized appreciation (depreciation) of:
     Investments........................................................       (814,038)
                                                                        ---------------
          Net Realized And Unrealized Gain (Loss) On
          Investments And Futures.......................................  $  (1,226,224)
                                                                        ---------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS...............................................  $    (106,436)
                                                                        ===============

The accompanying notes are an integral part of these financial statements.


FINANCIAL STATEMENTS JULY 31, 2003
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the year ended July 31, 2003 and the year ended July 31, 2002
-----------------------------------------------------------------
                                                                                  For The                 For The
                                                                                Year Ended              Year Ended
                                                                               July 31, 2003           July 31, 2002
                                                                              ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
     Net investment income....................................................  $   1,119,788           $     963,547
     Net realized gain (loss) on investment and futures transactions..........       (412,186)              (414,418)
     Net change in unrealized appreciation (depreciation) on investments
     and futures  ............................................................       (814,038)               495,278
         Net Increase (Decrease) in Net Assets Resulting From Operations......  $    (106,436)          $  1,044,407
                                                                              ---------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income ($.49 and $.57 per share,
     respectively) ...........................................................  $  (1,119,540)          $   (963,432)
     Distributions from net realized gain on investment and
     futures transactions ($.00 and $.00 per share, respectively) ............              0                      0
                                                                              ---------------------------------------
         Total Dividends and Distributions....................................  $  (1,119,540)          $   (963,432)
                                                                              ---------------------------------------
CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of shares.............................................  $  13,613,884           $  7,011,154
     Proceeds from reinvested dividends.......................................        548,817                495,726
     Cost of shares redeemed..................................................     (3,132,668)            (3,723,814)
                                                                              --------------------------------------
         Net Increase (Decrease) in Net Assets Resulting
         From Capital Share Transactions......................................  $  11,030,033           $  3,783,066
                                                                              --------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.......................................  $   9,804,057           $  3,864,041

NET ASSETS, BEGINNING OF PERIOD...............................................     21,994,736             18,130,695
                                                                              --------------------------------------
NET ASSETS, END OF PERIOD.....................................................  $  31,798,793           $ 21,994,736
                                                                              ======================================

The accompanying notes are an integral part of these financial statements.


NOTES TO FINANCIAL STATEMENTS  JULY 31, 2003

NOTE 1.   ORGANIZATION
          BUSINESS OPERATIONS - The Oklahoma Municipal Fund (the "Fund") is an investment portfolio of Ranson Managed Portfolios (the "Trust") registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently four portfolios are offered. Ranson Managed Portfolios is an unincorporated business trust organized under Massachusetts law on August 10, 1990. The Fund had no operations from that date to September 25, 1996, other than matters relating to organization and registration. On September
          25, 1996, the Fund commenced its Public Offering of capital shares. The investment objective of the Fund is to provide its shareholders with as high a level of current income exempt from both federal income tax and, to a certain extent, Oklahoma income tax, as is consistent with preservation of capital. Up to 20% of the Fund's total assets may be invested in Oklahoma municipal securities which are subject to Oklahoma state income taxes. The Fund will seek to achieve this objective by investing primarily in a portfolio of Oklahoma municipal securities. Shares of the Fund are offered at net asset value plus a maximum sales charge of 4.25% of the offering price.

NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          INVESTMENT SECURITY VALUATION - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by Ranson Capital Corporation ("Ranson").
          The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

          The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

          FEDERAL AND STATE INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. Of the ordinary income distributions declared for the year ended July 31, 2003, 100% were exempt from federal income taxes.

          The Fund has unexpired capital loss carryforwards for tax purposes as of July 31, 2003 totaling $1,096,225, which may be used to offset capital gains. The capital loss carryforward amounts will expire in each of the years ended July 31 as shown in the table below.



                           Year            Unexpired Capital Losses
                           ----            ------------------------
                           2004                            0
                           2005                            0
                           2006                            0
                           2007                            0
                           2008                      185,891
                           2009                       83,784
                           2010                      414,246
                           2011                      412,304


          DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed at least annually.

          PREMIUMS AND DISCOUNTS - Premiums and discounts on municipal securities are amortized for financial reporting purposes. On August 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide - Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized. Prior to August 1, 2001, the Fund recognized market discount at time of disposition as gain or loss. Upon adoption, the Fund adjusted the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The effect of this cumulative adjustment was $83 for the Fund. The Financial Highlights for prior periods have not been restated to reflect this change in presentation. This change had no effect on the Fund's net assets or total return.

          OTHER - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

          Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

          FUTURES CONTRACTS - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

          A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

          Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

          Certain risks may arise upon entering into futures contracts.
          These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

          USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3.   CAPITAL SHARE TRANSACTIONS
          As of July 31, 2003, there were unlimited shares of no par authorized; on July 31, 2003 and July 31, 2002, there were 2,868,263 and 1,906,461 shares outstanding, respectively.

          Transactions in capital shares were as follows:

                                                               Shares
                                                               ------
                                                     For The             For The
                                                   Year Ended          Year Ended
                                                  July 31, 2003       July 31, 2002
                                                 ----------------------------------
Shares sold......................................    1,188,900              605,354
Shares issued on reinvestment of dividends.......       47,918               42,815
Shares redeemed..................................     (275,016)            (322,234)
                                                 ----------------------------------
Net increase (decrease) .........................      961,802              325,935
                                                 ==================================

NOTE 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES Ranson Capital Corporation, the Fund's investment adviser and underwriter; Integrity Fund Services, Inc., the Fund's transfer and accounting services agent; and ND Capital, Inc., the Fund's agent for the purchase of certain investment securities; are subsidiaries of Integrity Mutual Funds, Inc., the Fund's sponsor.

          The Fund has engaged Ranson Capital Corporation to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees computed at an annual rate of 0.50% of the Fund's average daily net assets. The Fund has recognized $74,829 of investment advisory fees after partial waiver for the year ended July 31, 2003. The Fund has a payable to Ranson Capital Corporation of $9,942 at July 31, 2003 for investment advisory fees. Certain officers and trustees of the Fund are also officers and directors of the investment advisor.

          The Fund pays an annual service fee to Ranson Capital Corporation (Ranson), its principal underwriter, for certain expenses incurred by Ranson in connection with the distribution of the Fund's shares. The annual fee paid to Ranson under the Plan is calculated daily and paid monthly by the Fund at the annual rate of 0.25% of the average daily net assets of the Fund. Ranson has elected to waive all operation service fees for the year ended July 31, 2003.

          Integrity Fund Services, Inc. (the transfer agent) provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $37,591 of transfer agent fees and expenses for the year ended July 31, 2003. The Fund has a payable to Integrity Fund Services, Inc. of $3,570 at July 31, 2003 for transfer agent fees. Integrity Fund Services, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $37,098 of accounting service fees for the year ended July 31, 2003. The Fund has a payable to Integrity Fund Services, Inc. of $3,353 at July 31, 2003, for accounting service fees.

NOTE 5.   INVESTMENT SECURITY TRANSACTIONS
          The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $13,543,137 and $2,382,930, respectively, for the year ended July 31, 2003.

NOTE 6.   INVESTMENT IN SECURITIES
          At July 31, 2003, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $33,072,686. The net unrealized depreciation of investments based on the cost was $365,700, which is comprised of $489,694 aggregate gross unrealized appreciation and $855,394 aggregate gross unrealized depreciation.



FINANCIAL HIGHLIGHTS
--------------------
Selected per share data and ratios for the period indicated

                                               For The          For The          For The          For The          For The
                                             Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                                           July 31, 2003    July 31, 2002    July 31, 2001    July 31, 2000    July 30, 1999
                                           ----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......  $   11.54        $   11.47        $   10.99        $   11.61       $   11.68
                                           ----------------------------------------------------------------------------------
Income from Investment Operations:
     Net investment income.................  $     .49        $     .55        $     .57        $     .57       $     .56
     Net realized and unrealized gain
     (loss) on investment and futures
     transactions..........................       (.45)             .07              .48             (.59)           (.07)
                                           ----------------------------------------------------------------------------------
        Total Income (Loss) From Investment
        Operations.........................  $     .04        $     .62        $    1.05       $     (.02)      $     .49
                                           ----------------------------------------------------------------------------------
Less Distributions:
     Dividends from net investment income..  $    (.49)       $    (.55)       $    (.57)      $     (.57)      $    (.56)
     Distributions from net capital gains..        .00              .00              .00             (.03)            .00
                                           ----------------------------------------------------------------------------------
        Total Distributions................  $    (.49)       $    (.55)       $    (.57)      $     (.60)      $    (.56)
                                           ----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.............  $   11.09        $   11.54        $   11.47       $    10.99       $   11.61
                                           ==================================================================================
Total Return...............................       0.28%(A)         5.46%(A)         9.78%(A)        (0.12%)(A)       4.25%(A)


RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period
     (in thousands) ........................  $  31,799       $  21,995        $  18,131       $  15,862        $  16,135
     Ratio of net expenses (after expense
     assumption) to average net assets            0.65%(B)          .51%(B)         0.43%(B)         0.44%(B)        0.36%(B)
     Ratio of net investment income to
     average net assets.....................     4.21%             4.69%            5.06%            5.08%           4.74%
     Portfolio turnover rate................     9.39%            15.77%           12.24%	        20.89%          32.09%

(A) Excludes maximum sales charge of 4.25%.
(B) During the periods indicated above, Integrity Mutual Funds, Inc. or Ranson Capital Corporation assumed/waived expenses of $124,432, $137,514, $133,456, $127,129, and $133,089, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.11%, 1.19%, 1.23%, 1.22%, and 1.23%, respectively.

The accompanying notes are an integral part of these financial statements.


                              TAX INFORMATION
                              ---------------
FOR THE YEAR ENDED JULY 31, 2003 (UNAUDITED)

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the Fund were earned from the following sources:

DIVIDENDS AND DISTRIBUTIONS PER SHARE
-------------------------------------

To Shareholders                                   From Net               From Net Realized           From Net Realized
of Record                Payment Date         Investment Income          Short-Term Gains            Long-Term Gains
-----------------------------------------------------------------------------------------------------------------------
August 29, 2002          August 30, 2002             .043600                    -                          -
September 27, 2002       September 30, 2002          .041748                    -                          -
October 30, 2002         October 31, 2002            .041994                    -                          -
November 28, 2002        November 29, 2002           .040920                    -                          -
December 30, 2002        December 31, 2002           .043854                    -                          -
January 30, 2003         January 31, 2003            .041826                    -                          -
February 27, 2003        February 28, 2003           .041475                    -                          -
March 28, 2003           March 31, 2003              .039269                    -                          -
April 29, 2003           April 30, 2003              .040477                    -                          -
May 29, 2003             May 30, 2003                .038852                    -                          -
June 27, 2003            June 30, 2003               .038786                    -                          -
July 30, 2003            July 31, 2003               .034175                    -                          -

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS.


                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------

To the Shareholders and Board of Trustees of The Oklahoma Municipal Fund


We have audited the accompanying statement of assets and liabilities of The Oklahoma Municipal Fund (one of the portfolios constituting the Ranson Managed Portfolios), including the schedule of investments as of July 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Oklahoma Municipal Fund of the Ranson Managed Portfolios as of July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota USA
September 5, 2003








ITEM 2. CODE OF ETHICS.


   (a) The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

   (b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

      (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

      (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

      (3) Compliance with applicable governmental laws, rules, and regulations;

      (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

      (5) Accountability for adherence to the code.

   (c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

   NOT APPLICABLE

   (d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

   NOT APPLICABLE.

   (e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

   NOT APPLICABLE.

   (f)   The registrant must:

      (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

      (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

      (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

   (a) (1) Integrity Mutual Fund's board of directors has determined that there is one audit committee financial expert serving on its audit committee.

   (2) Lynn Aas is the audit committee financial expert and is considered "independent." In order to be considered "independent", a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

      (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

      (ii) Be an "interested person" of the investment company as defined in
      Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

   (3) If the registrant provides the disclosure required by paragraph
   (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

   NOT APPLICABLE.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.


   (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

   (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

   (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

   (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

   (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      (2) Disclose the percentage of services described in each of paragraphs
      (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

   (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

   (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

   (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

NOT REQUIRED UNTIL AFTER DECEMBER 15, 2003, FOR ANNUAL REPORTS.


ITEMS 5. Not applicable

ITEMS 6. Reserved

ITEM 7. Not applicable

ITEM 8. Reserved

ITEM 9. CONTROLS AND PROCEDURES.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure
      Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


RANSON MANAGED PORTFOLIOS

BY: /s/ Robert E. Walstad
-------------------------
ROBERT E. WALSTAD
CHIEF EXECUTIVE OFFICER

Date: September 26, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


RANSON MANAGED PORTFOLIOS

BY: /s/ Robert E. Walstad
-------------------------
ROBERT E. WALSTAD
CHIEF EXECUTIVE OFFICER

Date: September 26, 2003